UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22779

Nuveen Intermediate Duration Quality Municipal Term Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: Date: May 31

Date of reporting period: May 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 May 2020

Nuveen Municipal Closed-End Funds

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences." Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Annual Report

Life is Complex.
Nuveen makes things e-simple.
It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.
Free e-Reports
right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund
dividends and statements from your
financial professional or brokerage account.

or

www.nuveen.com/client-access
If you receive your Nuveen Fund
dividends and statements directly from
Nuveen.

NOT FDIC INSURED MAY LOSE
VALUE NO BANK GUARANTEE

Chair’s Letter
to Shareholders

Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with you during this time of significant disruption caused by the disease and its economic fallout. With many regions of the world suppressing the initial spread of the virus, governments and public health officials face the extraordinary challenge of balancing the resumption of economic activity with public safety, particularly as new clusters of infection have emerged in the U.S. and other countries following their reopening. Markets have turned their focus to the potential for an economic recovery, although the timing and magnitude are highly uncertain. Elevated market volatility is likely to continue, with economic data, coronavirus infection rates and the upcoming U.S. presidential election under scrutiny.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Prior to the COVID-19 crisis, some areas of the global economy were showing signs of improvement after trade tensions had weighed on economic activity for much of 2019. More recently, countries that have reopened have seen marked improvement in some near-term economic indicators. Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced similar programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
July 22, 2020

Portfolio Managers’ Comments
Nuveen Intermediate Duration Municipal Term Fund (NID)
Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers John V. Miller, CFA, Timothy T. Ryan, CFA, Steven M. Hlavin and Daniel J. Close, CFA, discuss U.S. economic and market conditions, key investment strategies and the twelve-month performance of these two Nuveen Funds. John, Tim and Steve have managed NID since its inception in December 2012 and Dan has managed NIQ since its inception in February 2013.
What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended May 31, 2020?
The longest economic expansion in U.S. history came to an abrupt halt in early 2020 amid the COVID-19 coronavirus pandemic. To slow the spread of the virus, large portions of the economy were shut down, with companies closing either temporarily or permanently and most of the U.S. population under stay-at-home orders during March and April 2020. A phased reopening began toward the end of May and continued after the close of the reporting period. The disruption has been swift and severe, and has tipped the economy into recession, a several months’ long contraction across the broad economy. (Subsequent to the close of this reporting period, in June 2020, the National Bureau of Economic Research announced that the economic expansion that began in June 2009 officially ended in February 2020, marking the start of a recession.) For the first quarter of 2020, the Bureau of Economic Analysis reported that annualized gross domestic product (GDP) shrank 5.0%, according to its “second” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Previously, the economy had been expanding at a moderate clip. GDP grew at an annualized rate of 2.1% in the fourth quarter of 2019 and grew 2.3% in 2019 overall.
Consumer spending, the largest driver of the economy, was well supported earlier in this reporting period by low unemployment, wage gains and tax cuts. However, the COVID-19 crisis containment measures drove a significant drop in consumer spending and a sharp rise in unemployment in March and April 2020. The Bureau of Labor Statistics said the unemployment rate rose to 13.3% in May 2020 from 3.6% in May 2019. Although May 2020 saw a surprise addition of 2.7 million jobs during the month as economies began to

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
reopen, the combined job losses in March and April 2020 exceeded 22 million. The average hourly earnings rate appeared to soar, growing at an annualized rate of 6.5% in May 2020, despite the spike in unemployment. Earnings data were skewed by the concentration of job losses in lower-wage work, which effectively eliminated most of the low data, resulting in an average of mostly higher numbers. The overall trend of inflation weakened considerably, which was attributed to large decreases in gasoline, apparel, air travel and lodging prices offsetting an increase in food prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 0.1% over the twelve-month reporting period ended May 31, 2020 before seasonal adjustment.
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, although the most recent data do not fully reflect the shutdown. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 4.0% year-over-year in April 2020 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 3.4% and 4.0%, respectively.
With economic momentum slowing in 2019 from 2018’s stronger pace, the U.S. Federal Reserve (Fed) left rates unchanged throughout the first half of 2019 then cut rates by 0.25% at each of the July 2019, September 2019 and October 2019 policy committee meetings. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing. The Fed continued its Treasury bill buying in January 2020, as well as left its benchmark interest rate unchanged, while noting the emerging COVID-19 risks.
As the outbreak spread to the U.S. and significant restrictions on social and economic activity were imposed starting in March 2020, the Fed enacted an array of emergency measures to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. There were no policy changes at the Fed’s April 2020 meeting, where Chairman Powell reiterated a commitment to keep rates near zero until the economy recovers, and the meeting minutes released during May 2020 underscored the Fed’s concerns about a potentially prolonged economic recovery.
Meanwhile, the U.S. government approved three aid packages, totaling more than $100 billion in funding to health agencies and employers offering paid leave and $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments.
While trade and tariff policy drove market sentiment for most of the twelve-month reporting period, the outbreak of the novel coron-avirus and its associated disease COVID-19 rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold-off and safe-haven assets rallied in March 2020 as China, other countries and then the United States initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off.
Outside the U.S., many countries implemented lockdowns and restrictions on business activity to reduce infection rates, with a deep impact to their economies. Pandemic responses included central bank monetary easing and quantitative easing, fiscal relief programs, the loosening of fiscal rules and, in the case of emerging markets, emergency financing and debt relief from bilateral creditors and international organizations such as the International Monetary Fund and World Bank. The U.K. formally exited the European Union (EU) at the end of January 2020, triggering the one-year transition period, but Brexit talks were temporarily paused during the virus lockdown. When negotiations resumed, the U.K. continued to indicate it would not seek an extension. Italy’s prime minister unexpectedly resigned in August 2019, and the newly formed coalition government appeared to take a less antagonistic stance towards the EU. To help relieve the coronavirus impact on Italy and other more indebted Southern European countries, the European Commission proposed a €750 billion aid program to be funded by all member states, although it is expected to face a bumpy approval process. In Asia, northern countries were among the first to successfully reduce infection rates and relax coronavirus restrictions, but pockets of the disease re-emerged. The widespread anti-government protests roiling Hong Kong throughout 2019 had dissipated amid the lockdown, but tensions flared in late May 2020 when China unexpectedly announced a national security law perceived as a threat to Hong Kong’s sovereignty. India took stringent lockdown steps in March 2020 but still saw a rapid increase in cases. Latin American countries entered the health crisis in already weakened positions, with high government debt and widespread civil unrest. Venezuela’s economic and political crisis continued to deepen. Argentina surprised the market with the return of a less market-friendly administration but continued to pursue a restructuring of its debt. Brazil’s Bolsonaro administration achieved a legislative win on pension reform but had not fully delivered on reviving economic growth. As the pandemic spread to Latin America, the inconsistent government responses, reduced testing capabilities, weaker health care systems, food shortages and public protests contributed to accelerating infection and death rates, while the Southern Hemisphere winter is set to begin.
Prior to the COVID-19 crisis, global markets had become more bullish on the outlook for 2020 as trade policy and Brexit appeared to make progress at the end of 2019. The U.S. and China agreed on a partial trade deal, which included rolling back some tariffs, increasing China’s purchases of U.S. agriculture products and the consideration of intellectual property, technology and financial services rights. The “phase one” deal was signed on January 15, 2020. While much of the focus remained on the U.S.-China relationship, trade spats between the U.S. and Mexico, the EU, Brazil and Argentina also arose throughout the reporting period. In January 2020, the U.S. Congress fully approved the U.S., Mexico and Canada Agreement (USMCA), which replaces the North American Free Trade Agreement. With more clarity on trade deals, the trade-related deterioration in global manufacturing and export data was expected to improve. However, the COVID-19 crisis has since upended those assumptions. Furthermore, tensions between the U.S. and China escalated amid the pandemic, with both sides stoking resentment about the management of the health crisis, Hong Kong’s political protests and trade policy.
Despite the severe sell-off in March 2020, municipal bonds managed positive performance over the twelve-month reporting period. For most of the reporting period, a significant decline in interest rates drove municipal bond prices higher, with positive technical and fundamental conditions also supporting credit spread tightening. Prior to the emergence of the novel coronavirus, interest rates had been pressured lower by signs that the economy’s momentum was slowing, a more dovish central bank policy, geopolitical tensions (especially regarding trade) and bouts of equity market volatility. Then, from late February through March 2020, coronavirus risks permeated the markets, sending U.S. Treasury yields to historic lows. Rate volatility increased sharply in that six-week period. As liquidity became stressed, investors began to liquidate any asset possible, including municipal bonds. Municipal bond prices declined rapidly (and yields spiked higher), amid rampant selling across both the high grade and high yield segments that was exacerbated in some cases by exchange-traded fund and closed-end fund selling. Municipal bond prices became severely dislocated from Treasury prices. Credit spreads widened significantly during the March 2020 sell-off, ending the month above their long-term average. Monetary and fiscal interventions from the Fed and U.S. government helped the market recover in April and May, although spreads remain wider than average as of the end of the reporting period. The municipal yield curve steepened over this reporting period, with a pronounced drop in yields at the short end of the curve spearheading the steepening.
Prior to the market turmoil in March 2020, municipal bond gross issuance nationwide had been robust. The overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 30% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower

Portfolio Managers’ Comments (continued)
than the gross issuance. So, while gross issuance volume has been adequate, the net has not and this was an overall positive technical factor on municipal bond investment performance in recent years. Notably, taxable municipal bond issuance has increased meaningfully since the advent of the Tax Cut and Jobs Act of 2017, which prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. However, municipalities have taken advantage of the low interest rate environment and the strong demand for yield to issue taxable municipal debt, enabling them to save on net interest costs while adding to the scarcity value of tax-exempt issues.
Municipal bond funds saw consistently positive cash flows throughout 2019, but demand has been uneven in 2020 so far. Positive flows continued into early 2020, then municipal bond funds suffered significant outflows in March 2020, particularly from high yield municipal bond funds. After the market stabilized in April 2020, fund flows turned positive again in May 2020. With interest rates in the U.S. and globally remaining near all-time lows, the appetite for yield has continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as tax payers have adjusted to the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds, especially in states with high income taxes and/or property taxes.
What key strategies were used to manage the Funds during the twelve-month reporting period ended May 31, 2020?
The Funds’ primary investment objective is to provide a high level of current income exempt from regular federal income tax. The Funds’ secondary investment objective is to seek additional total return. NID has a 10-year term and intends to liquidate and distribute its then-current net assets to shareholders on or before March 31, 2023. NIQ has a 10-year term and intends to liquidate and distribute its then-current net assets to shareholders on or before June 30, 2023.
For most of the reporting period, a favorable macroeconomic backdrop, strong demand, narrowing credit spreads and falling interest rates supported municipal bond performance. However, the coronavirus pandemic and the shutdown of the economy introduced significant uncertainty about the future of economic growth and impact to municipal credit fundamentals. As the nearer-term impacts began to materialize, we looked for relative value and income enhancement opportunities among credits we believe may demonstrate resilience over the long term.
We continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term. NID’s trading was fairly active during this reporting period, as we worked to maintain overweights to key sectors and themes including hospitals, industrial development revenue (IDR), transportation, sales tax revenue, tobacco settlement and land-secured bonds. Most of our buying was funded with the proceeds from maturing and called bonds. For NIQ, purchase activity was more concentrated in the first half of the reporting period (as described in the Fund’s November 30, 2019 semiannual report to shareholders). In the latter half of the reporting period, NIQ added a new issue for Metropolitan Pier and Exposition Authority at McCormick Place (Chicago, Illinois), Metropolitan Washington Airports Dulles Toll Road, a local general obligation (GO) bond for Bexar County Hospital District (Texas), two utilities credits for Lincoln Electric System (Nebraska) and New York State Power Authority, a hotel occupancy tax revenue bond for Kentucky Lexington Center and a new issue for the Metropolitan Transportation Authority (MTA) in New York. To make these purchases, we mainly used the cash generated from called and matured bonds and some smaller sales. Both NID and NIQ also bought some of the new Buckeye Tobacco Settlement bonds after the legacy issue, which the Funds held, was refunded.
After the market sell-off in March 2020, credit spreads for mid and lower grade bonds widened considerably. Focus shifted to gauging the economic disruptions to municipal issuers over the nearer and longer terms while still attempting to take advantage of potential opportunities. As is often the case when yields rise, a primary emphasis for both Funds since March 2020 involved selling depreciated bonds with lower embedded yields to buy replacement positions at the higher yields now available in the marketplace. This exchanging strategy allows the Funds to take advantage of tax efficiencies and enhances the Funds’ income earnings capability to support the dividend.
Also during this reporting period, the two Funds received Energy Harbor common stock, after FirstEnergy Solutions emerged from bankruptcy and the restructured company was renamed Energy Harbor. The Funds received Energy Harbor stock when their holding of bonds issued by FirstEnergy Solutions was converted into Energy Harbor equity as part of its debt reorganization and emergence from bankruptcy protection, which was completed in February 2020. Due in part to post-emergence price increases, at the end of the reporting period Energy Harbor equity represented 4.5% of the total investments of NID, and 1.6% of the total investments of NIQ. Subsequent to the end of the reporting period, the value of Energy Harbor equity fell sharply after federal authorities charged certain Ohio politicians and lobbyists with having accepted large payments from an unnamed company (which was easily identifiable as Energy Harbor’s pre-bankruptcy parent, FirstEnergy Corp.) in what was alleged to be a corrupt scheme to adopt legislation that would benefit that parent company. Over time, the Funds expect to sell these shares and reinvest the proceeds into municipal bonds.
As of May 31, 2020, both Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of our duration management strategies, NID entered into interest rate swap agreements and shorted interest rate futures contracts to help reduce price volatility risk due to movements in U.S. interest rates relative to the Fund’s benchmark. Although the interest rate swaps and futures contracts themselves had a marginally negative impact on performance, they enabled the Fund to invest in longer duration bonds that have contributed to the Fund’s long-term performance and helped support the Fund’s dividend.
How did NID and NIQ perform during the twelve-month reporting period ended May 31, 2020?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year and since-inception periods ended May 31, 2020. Each Fund’s total returns at common share net asset value (NAV) are compared with the performance of a corresponding market index.
For the twelve months ended May 31, 2020, the total returns at common share NAV for NID underperformed the returns for both the S&P Municipal Bond Index and the S&P Intermediate Duration Municipal Yield Index, and NIQ underperformed the returns for both the S&P Municipal Bond Index and the S&P Municipal Bond Intermediate Index.
The main factors influencing the Funds’ relative performance during this reporting period were duration and yield curve positioning, credit ratings allocations, sector positioning and credit selection. In addition, the use of regulatory leverage was an important factor affecting the performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.
Municipal bond yields ended the reporting period lower than where they began, despite a dramatic increase in March 2020. Most of NID’s relative underperformance in this reporting period was due to its longer duration positioning, which made the Fund more sensitive to interest rate changes. NIQ was also hampered by its yield curve/duration positioning. An overweight allocation to zero to 2-year duration bonds, which were the weakest performing segment, and underweight to the 6- to 8-year duration range, which were an outperforming segment, detracted from NIQ’s relative performance.
From a credit ratings perspective, the disproportionate credit spread widening among mid and lower rated (including high yield and non-rated) bonds in March 2020 contributed to their underperformance over the reporting period as a whole, while high grade (AAA and AA rated) paper outperformed. NID’s overweight to below investment grade credits detracted from performance, but our credit selection in this ratings category was a positive contributor. NID emphasized publicly rated high yield bonds over non-publicly rated bonds (also known as non-rated bonds). This preference was beneficial to performance because publicly rated high yield bonds

Portfolio Managers’ Comments (continued)
outperformed non-rated bonds. For NIQ, credit ratings allocation was the largest detractor from relative performance. An underweight to AAA and AA rated paper, along with overweights to BBB and single B rated bonds, were disadvantageous in this reporting period.
Sector allocation contributed positively to the Funds’ performance. For NID, most of the outperformance came from an overweight to tobacco settlement bonds, which were the best performing group by far. NID’s overweight to the strong performing hospital sector and underweight to the senior living facilities sector, which was the worst performing sector, were also beneficial to performance. The higher education sector and Puerto Rico bonds outperformed in this reporting period, but NID held underweight allocations to both groups, which detracted from performance. An overweight to the IDR sector was also disadvantageous, as IDR bonds trailed the market in this reporting period. NIQ was aided by an underweight to the “other transportation” sector (which is primarily composed of MTA bonds) as this sector underperformed, and an overweight to the public power sector, which performed well. Offsetting these positive contributions was NIQ’s underweight exposure to pre-refunded bonds, which outperformed due to their high credit quality.
Credit selection also added value. Within NID’s high yield exposure, we have emphasized publicly rated high yield bonds over non-publicly rated bonds, which provided a performance advantage in this reporting period. In addition, our selection of non-rated bonds outperformed the broad market, further contributing to NID’s performance. In NIQ, our tender option bonds selection had a positive impact, as did bonds with higher credit quality and longer durations. In contrast, bonds backed by narrow revenue streams, such as hospitality, leisure and sales taxes, were underperformers.
Both Funds also benefited during the reporting period from their holding of Energy Harbor common stock, which appreciated in price after its issuance and receipt by the Funds in the issuer’s emergence from bankruptcy, although some of that price appreciation has reversed since the end of the reporting period, all as described above.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage. The Funds obtain leverage through the issuance of preferred shares and/or investments in inverse floating rate securities, which represent a leveraged investment in an underlying bond.
The Funds primarily utilize leverage in order to generate incremental income. The Funds are able to do so by earning a greater amount of interest on additional higher yielding long-term bond investments than its associated leverage expense, which is typically based upon short-term rates. This has been particularly true in recent market environments where short-term rates have been low by historical standards. Common share income in leveraged funds will typically decrease in comparison to unleveraged funds when short-term rates increase and increase when short-term rates decrease.
In return for the opportunity of higher incremental income, the Funds’ common shareholders assume additional price variability, so their net asset value will be more volatile. Common shareholders will experience a greater increase in their net asset value due to leverage if the municipal bonds acquired through the use of leverage increase in value, but correspondingly will have a greater decline in their net asset value if the bonds acquired through leverage decline in price.
Management believes that the potential benefit from leverage continues to outweigh the associated risk of loss from increased price variability as previously described. Historically, over almost all longer periods of time, incremental income derived from leverage has more than offset any negative impact on net asset value due to the added price variability caused by leverage, in which cases leverage has resulted in higher total returns. However, during shorter time periods, increased losses due to this added price variability can equal or exceed any incremental income so that, when compared to an unleveraged fund, leverage may reduce total returns during the period.
During the recent reporting period, leverage had a negative impact on the total return performance of NID and a negligible impact on the total return performance of NIQ. Over the first nine months of the reporting period the total return performance for each Fund was aided by not only the incremental income from leverage, but also an amplification of the modest price appreciation of its underlying bond portfolio. However, beginning of the second week of March, the overall municipal market experienced a severe sell-off due to the COVID-19 economic shutdown. The Funds’ leverage amplified these market declines, and in the case of NID, those amplified declines more than offset leverage’s favorable impact on the prior months’ net asset value appreciation and incremental income.
During this period of sharp portfolio value decline, each Fund’s effective leverage ratio increased. Neither Fund was forced to reduce leverage during this period, however, and as markets began to somewhat recover, albeit in fits and starts, starting in the last days of March and through May, leverage again worked in each Fund’s favor. That recovery also caused the Funds’ respective leverage ratios to decline.
Despite the significant negative impact of leverage toward the end of the reporting period, management continues to believe that over the longer term leverage for each Fund will continue to enhance both net income and total return prospects. We point to the strong since inception returns of the Funds compared to their unlevered benchmark index, shown on ensuing pages, which results encompass the negative impact of leverage during March and April of 2020.

Fund Leverage (continued)

As of May 31, 2020, the Funds’ percentages of leverage are as shown in the accompanying table.

	NID	NIQ
Effective Leverage*	37.26%	35.46%
Regulatory Leverage*	21.47%	22.63%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE
As of May 31, 2020, the Funds have issued and outstanding preferred shares as shown in the accompanying table.
Variable Rate
	Variable Rate	Remarketed
	Preferred*	Preferred**
	Shares	Shares
	Issued at	Issued at
	Liquidation	Liquidation
	Preference	Preference	Total
NID	$175,000,000	$ —	$175,000,000
NIQ	$ 55,000,000	$ —	$ 55,000,000

*
Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares for further details.

**
Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP- VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares for further details.

Refer to Notes to Financial Statements, Note 5 – Fund Shares for further details on preferred shares and each Funds’ respective transactions.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of May 31, 2020. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.
	Per Common
	Share Amounts
Month Distributions (Ex-Dividend Date)	NID	NIQ
June 2019	$0.0425	$0.0315
July	0.0425	0.0315
August	0.0425	0.0315
September	0.0425	0.0315
October	0.0425	0.0315
November	0.0425	0.0315
December	0.0425	0.0315
January	0.0425	0.0315
February	0.0425	0.0315
March	0.0425	0.0315
April	0.0425	0.0315
May 2020	0.0425	0.0355
Total Distributions from Net Investment Income	$0.5100	$0.3820
Yields
Market Yield*	3.84%	3.07%
Taxable-Equivalent Yield*	6.47%	5.18%

*
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on an income tax rate of 40.8%. Your actual federal income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

Common Share Information (continued)
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.
NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE REPURCHASES
During August 2019, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of May 31, 2020, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NID	NIQ
Common shares cumulatively repurchased and retired	—	—
Common shares authorized for repurchase	4,690,000	1,310,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of May 31, 2020, and during the current reporting period, the Funds’ common share prices were trading at a premium/
(discount) to their common share NAVs as shown in the accompanying table.
	NID	NIQ
Common share NAV	$13.65	$14.36
Common share price	$13.27	$13.89
Premium/(Discount) to NAV	(2.78)%	(3.27)%
12-month average premium/(discount) to NAV	(4.57)%	(5.53)%

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Intermediate Duration Municipal Term Fund (NID)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including the Fund’s limited term and inverse floater risk, see the Fund’s web page at www.nuveen.com/NID.
Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including the Fund’s limited term and inverse floater risk, see the Fund’s web page at www.nuveen.com/NIQ.

NID	Nuveen Intermediate Duration Municipal Term Fund Performance Overview and Holding Summaries as of May 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2020

	Average Annual
			Since
	1-Year	5-Year	Inception
NID at Common Share NAV	(0.83)%	4.30%	3.87%
NID at Common Share Price	2.97%	5.95%	3.14%
S&P Intermediate Duration Municipal Yield Index	0.72%	3.68%	3.65%
S&P Municipal Bond Index	3.87%	3.68%	3.16%

Since inception returns are from 12/05/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	123.4%
Common Stocks	5.8%
Other Assets Less Liabilities	1.2%
Net Assets Plus Floating Rate
Obligations & AMTP Shares,
net of deferred offering costs	130.4%
Floating Rate Obligations	(3.1)%
AMTP Shares, net of deferred
offering costs	(27.3)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	4.2%
AAA	0.2%
AA	23.1%
A	13.2%
BBB	23.4%
BB or Lower	19.4%
N/R (not rated)	12.8%
N/A (not applicable)	3.7%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	22.9%
Health Care	12.3%
Transportation	12.0%
Tax Obligation/General	11.3%
Consumer Staples	8.9%
Utilities	8.2%
Education and Civic Organizations	5.7%
Industrials	5.5%
Other	13.2%
Total	100%

States and Territories
(as a % of total investments)
Illinois	14.4%
California	10.9%
New York	7.9%
Florida	7.6%
New Jersey	7.3%
Pennsylvania	5.7%
Texas	3.5%
Michigan	3.4%
Ohio	3.1%
Guam	2.7%
Colorado	2.4%
Washington	2.3%
Puerto Rico	2.2%
Wisconsin	2.2%
Iowa	1.8%
Indiana	1.5%
Virginia	1.4%
Other	19.7%
Total	100%

NIQ	Nuveen Intermediate Duration Quality Municipal Term Fund Performance Overview and Holding Summaries as of May 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2020

	Average Annual
			Since
	1-Year	5-Year	Inception
NIQ at Common Share NAV	3.11%	4.33%	3.63%
NIQ at Common Share Price	7.70%	5.81%	2.79%
S&P Municipal Bond Intermediate Index	4.29%	3.61%	3.22%
S&P Municipal Bond Index	3.87%	3.68%	3.33%

Since inception returns are from 2/07/13. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	125.1%
Common Stocks	2.0%
Other Assets Less Liabilities	2.1%
Net Assets Plus AMTP Shares,
net of deferred offering costs	129.2%
AMTP Shares, net of deferred
offering costs	(29.2)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	8.8%
AAA	0.4%
AA	30.9%
A	32.7%
BBB	19.0%
BB or Lower	3.7%
N/R (not rated)	3.2%
N/A (not applicable)	1.3%
Total	100%

Portfolio Composition
(% of total investments)
Utilities	24.2%
Health Care	15.9%
Tax Obligation/Limited	13.6%
Transportation	13.1%
Education and Civic Organizations	9.3%
Water and Sewer	8.0%
Tax Obligation/General	7.0%
Other	8.9%
Total	100%

States and Territories
(as a % of total investments)
Colorado	11.8%
California	8.6%
Illinois	8.2%
Florida	7.4%
Tennessee	6.6%
Texas	5.9%
Michigan	5.2%
New York	4.3%
New Jersey	3.6%
Pennsylvania	2.8%
Kentucky	2.7%
Maine	2.3%
Nebraska	2.1%
Alabama	1.9%
Nevada	1.9%
Virginia	1.8%
South Carolina	1.8%
Ohio	1.8%
Other	19.3%
Total	100%

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen on April 22, 2020 for NID and NIQ; at this meeting the shareholders were asked to elect Board Members.
	NID		NIQ
	Common and		Common and
	Preferred		Preferred
	shares voting		shares voting
	together	Preferred	together	Preferred
	as a class	Shares	as a class	Shares
Approval of the Board Members was reached as follows:
John K. Nelson
For	42,037,884	—	11,452,523	—
Withhold	902,635	—	494,182	—
Total	42,940,519	—	11,946,705	—
Terence J. Toth
For	42,040,229	—	11,446,023	—
Withhold	900,290	—	500,682	—
Total	42,940,519	—	11,946,705	—
Robert L. Young
For	42,043,129	—	11,452,523	—
Withhold	897,390	—	494,182	—
Total	42,940,519	—	11,946,705	—
William C. Hunter
For	—	1,750	—	550
Withhold	—	—	—	—
Total	—	1,750	—	550
Albin F. Moschner
For	—	1,750	—	550
Withhold	—	—	—	—
Total	—	1,750	—	550

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees
Nuveen Intermediate Duration Municipal Term Fund
Nuveen Intermediate Duration Quality Municipal Term Fund:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen Intermediate Duration Municipal Term Fund and Nuveen Intermediate Duration Quality Municipal Term Fund (the Funds), including the portfolios of investments, as of May 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2020, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2020, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
July 29, 2020

NID	Nuveen Intermediate Duration Municipal Term Fund Portfolio of Investments May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 129.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 123.4% (95.5% of Total Investments)
	Alaska – 0.4% (0.3% of Total Investments)
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed
	Bonds, Series 2006A:
$ 2,000	5.000%, 6/01/32	6/20 at 100.00	B3	$ 2,000,060
350	5.000%, 6/01/46	6/20 at 100.00	B3	350,011
2,350	Total Alaska			2,350,071
	Arizona – 0.9% (0.7% of Total Investments)
2,000	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s	2/22 at 100.00	A1	2,106,000
	Hospital, Refunding Series 2012A, 5.000%, 2/01/27
680	Estrella Mountain Ranch Community Facilities District, Goodyear City, Arizona, Special	7/25 at 100.00	N/R	593,504
	Assessment Revenue Bonds, Montecito Assessment District 2, Series 2015, 4.750%, 7/01/30, 144A
865	Florence Town Inc, Industrial Development Authority, Arizona, Education Revenue Bonds,	No Opt. Call	Ba2	890,232
	Legacy Traditional School Project – Queen Creek and Casa Grande Campuses, Series 2013,
	5.000%, 7/01/23
75	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/21 at 100.00	N/R (4)	79,319
	Great Hearts Academies – Veritas Project, Series 2012, 6.250%, 7/01/32 (Pre-refunded 7/01/21)
290	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/25 at 100.00	Ba2	290,247
	Legacy Traditional Schools Projects, Series 2015, 5.000%, 7/01/45, 144A
1,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Guam Facilities	2/24 at 100.00	B+	1,012,460
	Foundation, Inc Project, Series 2014, 5.125%, 2/01/34
760	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	7/20 at 102.00	BB–	761,497
	Edkey Charter Schools Project, Refunding Series 2013, 5.000%, 7/01/25
5,670	Total Arizona			5,733,259
	Arkansas – 0.4% (0.3% of Total Investments)
2,665	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River	9/26 at 103.00	B	2,304,932
	Steel Project, Series 2019, 4.500%, 9/01/49 (AMT), 144A
	California – 14.1% (10.9% of Total Investments)
1,850	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	AA	1,960,685
	Subordinate Lien Series 2016B, 4.000%, 10/01/35 – AGM Insured
2,490	Alvord Unified School District, Riverside County, California, General Obligation Bonds,	No Opt. Call	AA	6,144,847
	Tender Option Bond Trust 2016-XG0089, 26.677%, 8/01/30 – AGM Insured, 144A (IF) (5)
620	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 6.875%,	3/21 at 100.00	N/R (4)	650,256
	3/01/26 (Pre-refunded 3/01/21)
750	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	10/26 at 100.00	AA	668,242
	Tender Option Bond Trust 2016-XG0019, 3.417%, 10/01/31, 144A (IF) (5)
3,440	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/30 at 100.00	N/R	3,589,846
	Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A
5,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/20 at 100.00	B2	5,002,700
	Los Angeles County Securitization Corporation, Series 2006A, 5.450%, 6/01/28
10	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	10,156
	2019-2, 4.000%, 3/20/33
	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
1,095	5.250%, 11/01/29	11/26 at 100.00	BBB–	1,262,097
1,140	5.000%, 11/01/30	11/26 at 100.00	BBB–	1,279,479
1,000	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon	7/22 at 100.00	BBB	1,025,770
	Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45 (AMT), 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,000	California Public Finance Authority, Revenue Bonds, Verity Health System, Series 2015B,	No Opt. Call	N/R	$ 980,000
	7.250%, 6/10/20 (7)
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2014A:
500	5.250%, 12/01/29	12/24 at 100.00	BB	530,680
2,500	5.250%, 12/01/34	12/24 at 100.00	BB	2,611,325
2,500	5.250%, 12/01/44	12/24 at 100.00	BB	2,570,900
1,713	5.500%, 12/01/54	12/24 at 100.00	BB	1,759,559
2,300	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB	2,458,539
	Linda University Medical Center, Series 2016A, 5.000%, 12/01/27, 144A
5,000	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds,	8/20 at 100.00	N/R	5,031,150
	Redevelopment Projects, Second Lien Series 2010B, 5.750%, 8/01/26
3,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	No Opt. Call	AA	3,357,150
	Refunding Series 2013A, 0.000%, 1/15/29 – AGM Insured (6)
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement
	Asset-Backed Bonds, Series 2018A-1:
2,000	5.000%, 6/01/30	6/28 at 100.00	BBB	2,382,740
3,260	5.000%, 6/01/32	6/28 at 100.00	BBB	3,833,304
5,290	5.000%, 6/01/33	6/28 at 100.00	BBB	6,193,056
3,805	5.000%, 6/01/34	6/28 at 100.00	BBB–	4,435,755
1,415	5.000%, 6/01/35	6/28 at 100.00	BB+	1,641,938
2,235	3.500%, 6/01/36	6/22 at 100.00	BB–	2,240,364
100	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment	6/20 at 100.00	A	100,340
	Project, Subordinate Lien Refunding Series 2008A, 5.000%, 8/15/23
2,315	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds,	9/25 at 100.00	N/R	2,545,088
	Refunding Series 2015, 5.000%, 9/01/35
250	National City Community Development Commission, California, Tax Allocation Bonds,	8/21 at 100.00	A (4)	269,585
	National City Redevelopment Project, Series 2011, 7.000%, 8/01/32 (Pre-refunded 8/01/21)
4,100	Natomas Unified School District, Sacramento County, California, General Obligation	8/26 at 100.00	AA	4,254,365
	Bonds, Election 2018, Series 2019, 3.000%, 8/01/46 – AGM Insured (UB) (5)
700	Redwood City, California, Special Tax Refunding Bonds, Redwood Shores Community	9/22 at 100.00	N/R	741,580
	Facilities District 99-1, Shores Transportation Improvement Project, Series 2012B,
	5.000%, 9/01/29
1,975	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation	10/24 at 100.00	AA	2,258,057
	Bonds, Refunding Series 2014A, 5.000%, 10/01/34 – AGM Insured
155	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8	No Opt. Call	N/R	158,288
	Scott Road, Series 2013, 4.000%, 9/01/21
500	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westbrook,	9/24 at 100.00	N/R	558,780
	Series 2014, 5.000%, 9/01/29
2,395	San Bernardino Joint Powers Financing Authority, California, Tax Allocation Bonds,	No Opt. Call	AA	2,871,509
	Series 2005A, 5.750%, 10/01/24 – AGM Insured
440	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	447,638
	2011, 7.500%, 12/01/41
260	San Diego, California, Community Facilities District 3 Liberty Station Special Tax	No Opt. Call	N/R	262,512
	Refunding Bonds Series 2013, 5.000%, 9/01/20
1,500	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds,	3/23 at 100.00	N/R	1,577,895
	Community Facilities District 2008-1 Tejon Industrial Complex East 2012A, 5.000%, 9/01/32
1,500	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds,	3/23 at 100.00	N/R	1,581,960
	Community Facilities District 2008-1 Tejon Industrial Complex East 2012B, 5.000%, 9/01/32
10,000	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	6/20 at 100.00	B	10,000,700
	Bonds, Refunding Series 2005A-2, 5.400%, 6/01/27
1,035	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	6/20 at 100.00	BBB	1,036,211
	Bonds, Series 2005A-1, 4.750%, 6/01/23
81,138	Total California			90,285,046

NID	Nuveen Intermediate Duration Municipal Term Fund Portfolio of Investments (continued) May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 3.1% (2.4% of Total Investments)
	Colorado Bridge Enterprise, Revenue Bonds, Central 70 Project, Senior Series 2017:
$ 750	4.000%, 12/31/30 (AMT)	12/27 at 100.00	A–	$ 873,908
250	4.000%, 6/30/31 (AMT)	12/27 at 100.00	A–	289,455
645	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue	6/23 at 100.00	A+	697,110
	Bonds, Pinnacle Charter School, Inc K-8 Facility Project, Series 2013, 5.000%, 6/01/29
170	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	No Opt. Call	B	174,129
	Academy of Charter Schools Project, Series 2010B, 6.125%, 11/01/20
75	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	No Opt. Call	BB+	76,594
	Littleton Preparatory Charter School, Series 2013, 5.000%, 12/01/22
215	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Longterm Care	No Opt. Call	N/R (4)	219,732
	National Obligated Group Project, Series 2010A, 5.250%, 11/15/20 (ETM)
889	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project,	No Opt. Call	N/R	144,267
	Series 2017, 0.000%, 10/01/27 (AMT) (7), (8)
3,270	Colorado Springs, Colorado, Utilities System Revenue Bonds, Tender Option Bond Trust	11/22 at 100.00	AA+	4,215,259
	2015-XF0223, 13.951%, 11/15/30, 144A (IF) (5)
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System
	Revenue Bonds, Tender Option Bond Trust 2016-XF2354:
100	21.973%, 3/01/25, 144A (IF) (5)	No Opt. Call	AA	201,040
300	21.973%, 3/01/26, 144A (IF) (5)	No Opt. Call	AA	654,387
430	21.923%, 3/01/27, 144A (IF) (5)	No Opt. Call	AA	1,007,778
725	21.973%, 3/01/28, 144A (IF) (5)	No Opt. Call	AA	1,821,613
200	21.973%, 3/01/29, 144A (IF) (5)	No Opt. Call	AA	533,084
2,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center	No Opt. Call	Baa2	2,122,940
	Hotel, Refunding Senior Lien Series 2016, 5.000%, 12/01/26
1,000	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds,	No Opt. Call	N/R	1,022,870
	Refunding Series 2013, 5.000%, 12/01/21, 144A
1,900	Rangely Hospital District, Rio Blanco County, Colorado, General Obligation Bonds,	11/21 at 100.00	Baa3	1,983,315
	Refunding Series 2011, 6.000%, 11/01/26
366	SouthGlenn Metropolitan District, Colorado, Special Revenue Bonds, Refunding Series	No Opt. Call	N/R	360,400
	2016, 3.000%, 12/01/21
3,150	Westminster Economic Development Authority, Colorado, Tax Increment Revenue Bonds,	12/22 at 100.00	AA–	3,500,185
	Mandalay Gardens Urban Renewal Project, Series 2012, 5.000%, 12/01/27
16,435	Total Colorado			19,898,066
	Connecticut – 0.2% (0.2% of Total Investments)
900	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford	7/22 at 100.00	BBB+	913,869
	Hospital, Series 2012J, 5.000%, 7/01/37
7,954	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate	No Opt. Call	N/R	517,015
	Series 2013A, 0.390%, 7/01/31 (cash 4.000%, PIK 2.050%) (7)
8,854	Total Connecticut			1,430,884
	District of Columbia – 0.7% (0.6% of Total Investments)
	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard
	Properties LLC Issue, Series 2013:
250	4.000%, 10/01/20	No Opt. Call	BB+	249,567
670	4.000%, 10/01/21	No Opt. Call	BB+	665,002
800	District of Columbia, Revenue Bonds, District of Columbia International School, Series	7/29 at 100.00	BBB	869,488
	2019, 5.000%, 7/01/39
355	District of Columbia, Revenue Bonds, Ingleside at Rock Creek Project, Series 2017A,	7/24 at 103.00	N/R	330,029
	4.125%, 7/01/27
	District of Columbia, Tax Increment Revenue Bonds, Gallery Place Project, Tender Option
	Bond Trust 2016-XF2341:
745	21.369%, 6/01/29, 144A (IF) (5)	6/21 at 100.00	AA+	907,321
785	21.291%, 6/01/30, 144A (IF) (5)	6/21 at 100.00	AA+	954,584
520	21.369%, 6/01/31, 144A (IF) (5)	6/21 at 100.00	AA+	631,436
4,125	Total District of Columbia			4,607,427

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida – 9.8% (7.6% of Total Investments)
	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing
	Project, Series 2013A:
$ 425	5.000%, 11/15/20	No Opt. Call	BBB	$ 427,750
150	5.000%, 11/15/23	No Opt. Call	BBB	155,524
590	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds,	5/25 at 100.00	N/R	592,012
	Series 2015, 5.000%, 5/01/30
7,200	Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue Bonds, Gulf Care	7/25 at 100.00	N/R	6,488,856
	Inc Project, Series 2015, 5.750%, 7/01/30, 144A
430	Capital Projects Finance Authority, Florida, Student Housing Revenue Bonds, Capital	6/20 at 100.00	Baa2	429,966
	Projects Loan Program, Series 2001F-1, 5.000%, 10/01/31 – NPFG Insured
1,855	Capital Trust Agency, Florida, Fixed Rate Air Cargo Revenue Refunding Bonds, Aero Miami	7/20 at 100.00	Baa3	1,861,233
	FX, LLC Project, Series 2010A, 5.350%, 7/01/29
505	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria	No Opt. Call	BBB–	513,514
	University, Refunding Series 2013A, 4.500%, 6/01/23
195	Corkscrew Farms Community Development District, Lee County, Florida, Special Assessment	No Opt. Call	N/R	194,941
	Bonds, Area One Project, Series 2016, 3.500%, 11/01/21
665	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	No Opt. Call	N/R (4)	686,699
	Renaissance Charter School, Inc Projects, Series 2011A, 6.500%, 6/15/21 (ETM)
10,750	Florida Development Finance Corporation, Florida, Surface Transportation Facility	6/20 at 104.00	N/R	9,395,500
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A, 6.250%, 1/01/49 (AMT)
	(Mandatory Put 1/01/24), 144A
495	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special	No Opt. Call	N/R	508,736
	Assessment Bonds, Doral Breeze Project Series 2012, 5.125%, 11/01/22
	Lake Powell Residential Golf Community Development District, Bay County, Florida,
	Special Assessment Revenue Refunding Bonds, Series 2012:
510	5.250%, 11/01/22	No Opt. Call	N/R	525,147
1,255	5.750%, 11/01/32	11/23 at 100.00	N/R	1,311,751
1,600	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee	6/20 at 100.00	BB–	1,594,384
	County Community Charter Schools, Series 2007A, 5.250%, 6/15/27
4,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue	6/20 at 100.00	A–	4,007,760
	Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21 (AMT), 144A
	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Tender
	Option Bond Trust 2016-XG0099:
700	20.888%, 7/01/22, 144A (IF) (5)	No Opt. Call	A	989,212
820	20.888%, 7/01/23, 144A (IF) (5)	7/22 at 100.00	A	1,170,329
1,115	20.888%, 7/01/24, 144A (IF) (5)	7/22 at 100.00	A	1,588,942
800	20.888%, 7/01/25, 144A (IF) (5)	7/22 at 100.00	A	1,139,184
370	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement	No Opt. Call	N/R	380,094
	Revenue Bonds, Refunding Series 2012, 4.875%, 5/01/22
945	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement	No Opt. Call	N/R	967,548
	Bonds, Development Unit 16, Refunding Series 2012, 5.125%, 8/01/22
	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding &
	Improvement Capital Appreciation Series 2019A-2:
1,500	0.000%, 10/01/40	10/29 at 68.72	BBB+	675,870
2,000	0.000%, 10/01/41	10/29 at 66.18	BBB+	859,280
2,000	0.000%, 10/01/42	10/29 at 63.69	BBB+	820,520
1,000	0.000%, 10/01/44	10/29 at 59.08	BBB+	372,520
4,000	0.000%, 10/01/45	10/29 at 56.95	BBB+	1,427,280
500	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH	12/24 at 100.00	N/R (4)	601,915
	Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/25 (Pre-refunded 12/01/24)
900	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical	11/22 at 100.00	BBB+	950,463
	Center, Series 2013A, 5.000%, 11/01/33
365	Palm Beach County, Florida, Revenue Bonds, Provident Group – PBAU Properties LLC – Palm	4/29 at 100.00	Ba1	350,769
	Beach Atlantic University Housing Project, Series 2019A, 5.000%, 4/01/39, 144A

NID	Nuveen Intermediate Duration Municipal Term Fund Portfolio of Investments (continued) May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 2,610	South Fork Community Development District, Florida, Capital Improvement Revenue Bonds,	5/27 at 100.00	BBB	$ 2,860,586
	Refunding Series 2017, 4.000%, 5/01/31
1,735	South-Dade Venture Community Development District, Florida, Special Assessment Revenue	5/22 at 100.00	BBB	1,851,904
	Bonds, Refunding Series 2012, 5.000%, 5/01/26
800	Stonegate Community Development District, Florida, Special Assessment Revenue Bonds,	5/23 at 100.00	N/R	807,872
	Refunding Series 2013, 4.000%, 5/01/25
	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central
	Florida Health Alliance Projects, Series 2014B:
2,925	5.000%, 7/01/29	7/24 at 100.00	A–	3,222,794
2,350	5.000%, 7/01/30	7/24 at 100.00	A–	2,585,517
1,560	5.000%, 7/01/31	7/24 at 100.00	A–	1,713,785
1,400	5.000%, 7/01/32	7/24 at 100.00	A–	1,534,960
	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Tender Option
	Bond Trust 2016-XG0097:
400	20.987%, 7/01/27, 144A (IF) (5)	7/22 at 100.00	A+	583,076
290	20.987%, 7/01/28, 144A (IF) (5)	7/22 at 100.00	A+	423,046
1,000	16.036%, 7/01/29, 144A (IF) (5)	7/22 at 100.00	A+	1,230,140
1,000	16.036%, 7/01/30, 144A (IF) (5)	7/22 at 100.00	A+	1,220,850
1,000	20.987%, 7/01/31, 144A (IF) (5)	7/22 at 100.00	A+	1,453,330
785	Venetian Community Development District, Sarasota County, Florida, Capital Improvement	5/22 at 100.00	N/R	806,360
	Revenue Bonds, Series 2012-A2, 5.000%, 5/01/23
1,030	Verandah West Community Development District, Florida, Capital Improvement Revenue	No Opt. Call	N/R	1,038,425
	Bonds, Refunding Series 2013, 4.000%, 5/01/23
205	Vizcaya in Kendall Community Development District, Florida, Special Assessment Revenue	No Opt. Call	BBB–	217,579
	Bonds, Phase Two Assessment Area, Refunding Series 2012A-2, 5.600%, 5/01/22
66,730	Total Florida			62,537,923
	Georgia – 0.4% (0.3% of Total Investments)
650	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds,	1/28 at 100.00	N/R	706,648
	Georgia Proton Treatment Center Project, Current Interest Series 2017A-1, 6.500%, 1/01/29
2,000	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta	6/20 at 100.00	Baa3	2,006,940
	Air Lines, Inc Project, Series 2009A, 8.750%, 6/01/29
2,650	Total Georgia			2,713,588
	Guam – 3.5% (2.7% of Total Investments)
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
1,860	5.000%, 11/15/24	No Opt. Call	BB	1,985,085
2,170	5.000%, 11/15/33	11/25 at 100.00	BB	2,284,055
	Guam Government Department of Education, Certificates of Participation, John F Kennedy
	High School Project, Series 2010A:
340	6.000%, 12/01/20	No Opt. Call	B+	343,053
325	6.875%, 12/01/40	12/20 at 100.00	B+	330,132
1,100	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/24 at 100.00	A–	1,179,618
	Refunding Series 2014A, 5.000%, 7/01/29
2,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/20 at 100.00	A– (4)	2,008,080
	2010, 5.250%, 7/01/25 (Pre-refunded 7/01/20)
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,
	Series 2013:
1,365	5.250%, 7/01/24	7/23 at 100.00	A–	1,469,040
2,500	5.500%, 7/01/43	7/23 at 100.00	A–	2,633,400
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
2,500	5.000%, 12/01/25	No Opt. Call	BB	2,686,650
3,750	5.000%, 12/01/26	No Opt. Call	BB	4,051,950
1,000	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.250%, 10/01/34 (AMT)	10/23 at 100.00	BBB+	1,028,460

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Guam (continued)
$ 2,025	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	$ 2,169,869
200	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/31	10/24 at 100.00	BBB	212,340
21,135	Total Guam			22,381,732
	Hawaii – 1.3% (1.0% of Total Investments)
6,215	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/27 at 100.00	N/R	6,285,975
	University, Series 2018, 6.000%, 7/01/28, 144A
210	Hawaii Housing Finance and Development Corporation, Multifamily Housing Revenue Bonds,	No Opt. Call	A–	216,189
	Wilikina Apartments Project, Series 2012A, 4.250%, 5/01/22
1,550	Hawaii State Department of Transportation, Special Facility Revenue Bonds, Continental	6/20 at 100.00	BB–	1,550,108
	Airlines Inc, Series 1997, 5.625%, 11/15/27 (AMT)
7,975	Total Hawaii			8,052,272
	Idaho – 0.4% (0.3% of Total Investments)
2,530	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project,	9/26 at 100.00	BB+	2,882,505
	Refunding Series 2016, 5.000%, 9/01/30
	Illinois – 18.6% (14.4% of Total Investments)
4,915	CenterPoint Intermodal Center Program Trust, Illinois, Series 2004 Class A Certificates,	No Opt. Call	N/R	4,878,678
	4.000%, 6/15/23 (Mandatory Put 12/15/22), 144A
5,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	5,313,200
	Series 2016, 5.750%, 4/01/34
440	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	438,909
	Series 2017, 5.000%, 4/01/42
750	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	12/21 at 100.00	BB	724,928
	Series 2011A, 5.000%, 12/01/41
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,
	Project Series 2015C:
470	5.250%, 12/01/35	12/24 at 100.00	BB	472,026
555	5.250%, 12/01/39	12/24 at 100.00	BB	547,435
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,
	Refunding Series 2010F:
1,230	5.000%, 12/01/20	No Opt. Call	BB	1,242,964
3,420	5.000%, 12/01/31	12/20 at 100.00	BB	3,421,300
3,405	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/22 at 100.00	BB	3,405,511
	Refunding Series 2012B, 5.000%, 12/01/33
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,
	Refunding Series 2017C:
7,225	5.000%, 12/01/26	No Opt. Call	BB	7,390,958
1,875	5.000%, 12/01/27	No Opt. Call	BB	1,919,100
1,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	998,030
	Refunding Series 2017G, 5.000%, 12/01/34
1,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/28 at 100.00	AA	1,168,380
	Refunding Series 2018A, 5.000%, 12/01/30 – AGM Insured
2,115	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	No Opt. Call	BB	2,165,147
	Refunding Series 2018C, 5.000%, 12/01/23
1,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB	1,128,330
	Series 2016A, 7.000%, 12/01/26
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated
	Tax Revenues, Series 1998B-1:
1,470	0.000%, 12/01/22 – FGIC Insured	No Opt. Call	Baa2	1,383,491
1,500	0.000%, 12/01/27 – NPFG Insured	No Opt. Call	Baa2	1,188,630
2,119	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State	6/20 at 100.00	N/R	2,051,705
	Redevelopment Project, Series 2012, 6.100%, 1/15/29

NID	Nuveen Intermediate Duration Municipal Term Fund Portfolio of Investments (continued) May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 768	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue	6/20 at 100.00	N/R	$ 538,111
	Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26 (7)
2,630	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/34 –	No Opt. Call	BBB+	1,417,254
	FGIC Insured
3,215	Chicago, Illinois, General Obligation Bonds, Project Series 2011A, 5.000%, 1/01/40	1/21 at 100.00	BBB+	3,197,896
2,680	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 1/01/23	1/22 at 100.00	BBB+	2,727,650
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
850	5.000%, 1/01/24	No Opt. Call	BBB+	881,110
1,500	5.000%, 1/01/25	No Opt. Call	BBB+	1,563,540
515	5.000%, 1/01/31	1/26 at 100.00	BBB+	527,509
1,685	5.000%, 1/01/38	1/26 at 100.00	BBB+	1,687,207
	Cook County, Illinois, General Obligation Bonds, Tender Option Bond Trust 2015-XF0124:
1,000	20.756%, 11/15/29, 144A (IF) (5)	11/22 at 100.00	A+	1,136,720
3,040	20.756%, 11/15/33, 144A (IF) (5)	11/22 at 100.00	A+	3,331,110
1,100	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International	10/20 at 100.00	BB–	1,100,528
	Corporation Project, Series 2010, 6.750%, 10/15/40
5,530	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International	10/20 at 100.00	BB–	5,532,654
	Corporation Project, Series 2010, 6.500%, 10/15/40
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Tender Option Bond
	Trust 2016-XF2339:
330	21.658%, 9/01/21, 144A (IF) (5)	No Opt. Call	AA+	426,941
480	21.698%, 9/01/21, 144A (IF) (5)	No Opt. Call	AA+	621,274
435	21.640%, 9/01/22, 144A (IF) (5)	No Opt. Call	AA+	659,199
	Illinois Finance Authority, Revenue Bonds, Illinois Wesleyan University, Refunding
	Series 2016:
1,500	3.000%, 9/01/30	9/26 at 100.00	A–	1,523,865
1,475	3.000%, 9/01/31	9/26 at 100.00	A–	1,490,591
	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013:
1,035	5.000%, 5/15/21 (ETM)	No Opt. Call	A1 (4)	1,077,694
1,210	5.000%, 5/15/22 (ETM)	No Opt. Call	A1 (4)	1,311,471
1,575	5.000%, 5/15/24 (Pre-refunded 5/15/22)	5/22 at 100.00	A1 (4)	1,707,080
775	Illinois Finance Authority, Student Housing & Academic Facility Revenue Bonds,	8/27 at 100.00	BBB–	787,121
	CHF-Collegiate Housing Foundation – Chicago LLC University of Illinois at Chicago Project,
	Series 2017A, 5.000%, 2/15/37
2,500	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014,	6/24 at 100.00	AA	2,736,300
	5.000%, 6/15/27 – AGM Insured
1,000	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 0.000%,	No Opt. Call	BBB	831,540
	6/15/25 – AMBAC Insured
	Illinois State, General Obligation Bonds, December Series 2017A:
890	5.000%, 12/01/27	No Opt. Call	BBB–	906,705
1,020	5.000%, 12/01/28	12/27 at 100.00	BBB–	1,035,922
2,250	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/21	No Opt. Call	BBB–	2,264,333
1,875	Illinois State, General Obligation Bonds, June Series 2016, 3.500%, 6/01/29	6/26 at 100.00	BBB–	1,727,494
1,500	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/26	No Opt. Call	BBB–	1,528,770
5,175	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27	No Opt. Call	BBB–	5,271,048
3,050	Illinois State, General Obligation Bonds, November Series 2019B, 4.000%, 11/01/34	11/29 at 100.00	BBB–	2,813,106
4,565	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/26	No Opt. Call	BBB–	4,643,472
1,870	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/24	6/20 at 100.00	BBB–	1,870,561
	Illinois State, General Obligation Bonds, Refunding Series 2012:
1,750	5.000%, 8/01/22	No Opt. Call	BBB–	1,777,125
4,000	5.000%, 8/01/23 – AGM Insured	No Opt. Call	AA	4,288,800
2,000	Illinois State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1010, 17.690%,	No Opt. Call	AA	2,577,580
	8/01/23, 144A (IF) (5)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 3,560	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Refunding Junior Obligation	6/26 at 100.00	AA	$ 3,740,634
	September Series 2016C, 4.000%, 6/15/30 – BAM Insured
2,275	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	6/22 at 100.00	BBB	2,275,819
	Bonds, Refunding Series 2012B, 5.000%, 12/15/28
1,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	No Opt. Call	BBB	1,044,840
	Bonds, Series 2017B, 5.000%, 12/15/26
	Romeoville, Illinois, Revenue Bonds, Lewis University Project, Series 2015:
1,100	5.000%, 10/01/25	4/25 at 100.00	BBB+	1,196,448
200	5.000%, 10/01/26	4/25 at 100.00	BBB+	216,120
435	Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US	8/22 at 100.00	B–	369,837
	Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)
2,500	Wauconda, Illinois, Special Service Area 1 Social Tax Bonds, Liberty Lake Project,	3/25 at 100.00	AA	2,898,425
	Refunding Series 2015, 5.000%, 3/01/33 – BAM Insured
117,332	Total Illinois			119,100,126
	Indiana – 1.9% (1.5% of Total Investments)
880	Carmel, Indiana, Revenue Bonds, Barrington of Carmel Project, Series 2012A,	No Opt. Call	N/R	8,800
	0.000%, 11/15/22 (7)
3,840	Indiana Finance Authority, Educational Facilities Revenue Bonds, 21st Century Charter	3/23 at 100.00	B+	3,846,298
	School Project, Series 2013A, 6.000%, 3/01/33
285	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	6/20 at 100.00	B	285,342
	Educational Excellence, Inc, Series 2009A, 6.000%, 10/01/21
730	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of	No Opt. Call	N/R	753,309
	Indiana Inc Project, Series 2016, 6.250%, 12/01/24, 144A
745	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of	No Opt. Call	N/R	765,800
	Northwest Indiana Inc Project, Series 2016, 6.250%, 12/01/24, 144A
5,590	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel	6/20 at 100.00	B–	5,034,633
	Corporation Project, Refunding Series 2010, 6.000%, 12/01/26
1,295	Indiana Finance Authority, Health Facilities Revenue Bonds, Good Samaritan Hospital	No Opt. Call	Ba1	1,468,167
	Project, Series 2016A, 5.500%, 4/01/24
225	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series	No Opt. Call	N/R	230,432
	2013, 5.875%, 1/01/24 (AMT)
13,590	Total Indiana			12,392,781
	Iowa – 2.4% (1.8% of Total Investments)
1,925	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc Project,	8/22 at 100.00	BBB–	1,931,949
	Series 2012, 4.750%, 8/01/42
3,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	BB–	3,033,360
	Company Project, Series 2013, 5.250%, 12/01/25
3,990	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	6/20 at 104.00	BB–	4,133,081
	Company Project, Series 2016, 5.875%, 12/01/26, 144A
4,640	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 103.00	BB–	4,659,767
	Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)
1,500	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	6/20 at 100.00	B–	1,519,800
	5.600%, 6/01/34
15,055	Total Iowa			15,277,957
	Kansas – 1.3% (1.0% of Total Investments)
2,000	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt	5/22 at 100.00	AA	2,662,460
	Obligated Group, Tender Option Bond Trust 2016-XG0056, 21.980%, 11/15/32, 144A (IF) (5)
310	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt	5/22 at 100.00	AA	392,807
	Obligated Group, Tender Option Bond Trust 2015-XF2190, 17.627%, 11/15/32, 144A (IF) (5)
200	Kansas Power Pool, a Municipal Energy Agency Electric Utility Revenue Bonds, DogWood	12/25 at 100.00	A3	238,752
	Facility, Series 2015A, 5.000%, 12/01/28

NID	Nuveen Intermediate Duration Municipal Term Fund Portfolio of Investments (continued) May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas (continued)
$ 2,000	Overland Park, Kansas, Sales Tax Revenue Bonds, Prairiefire Community Improvement	12/22 at 100.00	N/R	$ 1,300,000
	District No 1 Project, Series 2012B, 6.100%, 12/15/34
8,000	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at	12/22 at 100.00	N/R	3,840,000
	Lionsgate Project, Series 2012, 5.250%, 12/15/29
12,510	Total Kansas			8,434,019
	Kentucky – 1.1% (0.8% of Total Investments)
	Ashland, Kentucky, Medical Center Revenue Bonds, Ashland Hospital Corporation d/b/a
	King’s Daughters Medical Center Project, Refunding Series 2019:
920	5.000%, 2/01/31	2/30 at 100.00	BBB–	1,106,889
125	4.000%, 2/01/33	2/30 at 100.00	BBB–	131,224
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro
	Health, Refunding Series 2017A:
3,000	5.000%, 6/01/30	6/27 at 100.00	Baa3	3,273,510
1,315	5.000%, 6/01/31	6/27 at 100.00	Baa3	1,427,340
685	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	7/25 at 100.00	BBB+	719,771
	Information Highway Project, Senior Series 2015A, 5.000%, 7/01/33
175	Owensboro, Kentucky, Water Revenue Bonds, Refunding & Improvement Series 2014, 2.500%,	No Opt. Call	AA	179,161
	9/15/21 – BAM Insured
6,220	Total Kentucky			6,837,895
	Louisiana – 1.7% (1.3% of Total Investments)
	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East
	Jefferson General Hospital, Refunding Series 2011:
780	5.625%, 7/01/26	7/21 at 100.00	B	784,298
60	6.250%, 7/01/31	7/21 at 100.00	B	60,901
3,300	Louisiana Local Government Environmental Facilities and Community Development Authority,	11/27 at 100.00	Baa2	3,280,200
	Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017, 3.500%, 11/01/32
2,840	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project,	No Opt. Call	Baa1	2,593,119
	Refunding Series 2017, 0.000%, 10/01/31 (6)
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,
	Series 2011:
250	5.250%, 5/15/22 (Pre-refunded 5/15/21)	5/21 at 100.00	A3 (4)	262,010
500	6.250%, 5/15/31 (Pre-refunded 5/15/21)	5/21 at 100.00	A3 (4)	528,680
1,000	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series	No Opt. Call	AA–	1,030,880
	2013A, 5.000%, 7/01/22
	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal
	Project, Series 2017B:
500	5.000%, 1/01/31 (AMT)	1/27 at 100.00	A	587,990
800	5.000%, 1/01/32 (AMT)	1/27 at 100.00	A	935,520
720	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation	No Opt. Call	BBB	677,570
	Project, Refunding Series 2017A-1, 2.000%, 6/01/37 (Mandatory Put 4/01/23)
285	Saint Tammany Public Trust Financing Authority, Louisiana, Revenue Bonds, Christwood	11/24 at 100.00	N/R	287,693
	Project, Refunding Series 2015, 5.250%, 11/15/29
11,035	Total Louisiana			11,028,861
	Maine – 0.1% (0.1% of Total Investments)
500	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Coastal Resources of Maine	12/26 at 100.00	N/R	275,000
	LLC Project, Green Series 2017, 0.000%, 12/15/33 (AMT), 144A
350	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	No Opt. Call	BBB	373,153
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/22
850	Total Maine			648,153

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland – 0.6% (0.5% of Total Investments)
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
$ 350	5.000%, 9/01/26	No Opt. Call	BB	$ 312,267
1,000	5.000%, 9/01/33	9/27 at 100.00	BB	901,710
2,000	5.000%, 9/01/34	9/27 at 100.00	BB	1,806,780
775	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine	9/20 at 100.00	BB–	778,286
	Terminals Inc Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25
4,125	Total Maryland			3,799,043
	Massachusetts – 0.3% (0.3% of Total Investments)
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	No Opt. Call	BBB	1,164,370
	Series 2016E, 5.000%, 7/01/26
995	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K,	7/22 at 100.00	AA	1,056,630
	Series 2013, 5.250%, 7/01/29 (AMT)
1,995	Total Massachusetts			2,221,000
	Michigan – 4.5% (3.4% of Total Investments)
930	Flint Hospital Building Authority, Michigan, Building Authority Revenue Bonds, Hurley	No Opt. Call	BBB–	980,434
	Medical Center, Series 2013A, 5.000%, 7/01/23
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &
	Sewerage Department Water Supply System Local Project, Series 2014C-3:
5,000	5.000%, 7/01/24 – AGM Insured	No Opt. Call	AA	5,921,950
5,000	5.000%, 7/01/25 – AGM Insured	7/24 at 100.00	AA	5,802,950
5,000	5.000%, 7/01/26 – AGM Insured	7/24 at 100.00	AA	5,792,050
1,945	5.000%, 7/01/31 – AGM Insured	7/24 at 100.00	AA	2,221,268
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &
	Sewerage Department Water Supply System Local Project, Series 2014C-7:
2,000	5.000%, 7/01/25 – NPFG Insured	7/24 at 100.00	A+	2,352,800
2,000	5.000%, 7/01/26 – NPFG Insured	7/24 at 100.00	A+	2,352,800
165	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old	No Opt. Call	BB–	165,015
	Redford Academy Project, Series 2010A, 5.250%, 12/01/20
130	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service	No Opt. Call	B	126,298
	Learning Academy Project, Refunding Series 2011, 6.000%, 10/01/21
818	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Tender Option	12/20 at 100.00	AA–	893,559
	Bond Trust 2015-XF0126, 21.542%, 12/01/27, 144A (IF) (5)
7	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Tender Option	12/20 at 100.00	N/R (4)	7,646
	Bond Trust 2015-XF0126, 21.542%, 12/01/27, 144A, (Pre-refunded 12/01/20) (IF) (5)
255	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds,	6/20 at 100.00	BBB–	255,548
	Richfield Public School Academy, Series 2007, 5.000%, 9/01/22
1,625	Star International Academy, Wayne County, Michigan, Public School Academy Revenue Bonds,	6/20 at 101.00	BBB	1,643,996
	Refunding Series 2012, 5.000%, 3/01/33
24,875	Total Michigan			28,516,314
	Minnesota – 0.1% (0.1% of Total Investments)
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Minneapolis College of
	Art and Design, Series 2015-8D:
260	4.000%, 5/01/24	5/23 at 100.00	Baa2	268,949
250	4.000%, 5/01/26	5/23 at 100.00	Baa2	256,018
510	Total Minnesota			524,967
	Mississippi – 0.5% (0.4% of Total Investments)
1,845	Mississippi Business Finance Corporation, Gulf Opportunity Zone Industrial Development	6/20 at 100.00	BBB	1,718,968
	Revenue Bonds, Northrop Grumman Ship Systems Inc Project, Series 2006, 4.550%, 12/01/28
	Mississippi Development Bank Special Obligation Bonds, Marshall County Industrial
	Development Authority, Mississippi Highway Construction Project, Tender Option Bond Trust 3315:
800	22.348%, 1/01/26, 144A, (Pre-refunded 1/01/22) (IF) (5)	1/22 at 100.00	AA– (4)	1,101,504
500	22.348%, 1/01/28, 144A, (Pre-refunded 1/01/22) (IF) (5)	1/22 at 100.00	AA– (4)	688,440
3,145	Total Mississippi			3,508,912

NID	Nuveen Intermediate Duration Municipal Term Fund Portfolio of Investments (continued) May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri – 1.7% (1.3% of Total Investments)
$ 1,515	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series	No Opt. Call	BBB–	$ 1,648,593
	2016, 5.000%, 8/01/24
1,125	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson	11/25 at 100.00	N/R	1,090,530
	Shoppes Redevelopment Project, Refunding Series 2017A, 4.000%, 11/01/27
2,695	Poplar Bluff Regional Transportation Development District, Missouri, Transportation	12/22 at 100.00	BBB	2,779,057
	Sales Tax Revenue Bonds, Series 2012, 4.000%, 12/01/36
865	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding &	5/23 at 100.00	N/R	862,535
	Improvement Series 2014A, 5.000%, 5/01/24
	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue
	Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016:
385	5.000%, 11/15/23	No Opt. Call	N/R	397,420
800	5.000%, 11/15/25	No Opt. Call	N/R	835,640
1,580	Saint Louis County, Missouri, Special Obligation Bonds, Meramec Building Replacement &	No Opt. Call	AA	1,618,315
	Capital Projects, Series 2017B, 5.000%, 12/01/20
1,595	Saint Louis Land Clearance for Redevelopment Authority, Missouri, Annual Appropriation	4/27 at 100.00	A	1,775,123
	Revenue Bonds, Contractual Payments of St Louis City Scottrade Center Project, Series 2018A,
	5.000%, 4/01/38
10,560	Total Missouri			11,007,213
	Nebraska – 1.1% (0.8% of Total Investments)
2,000	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A,	No Opt. Call	A	2,105,240
	5.250%, 12/01/21
1,445	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	A	1,553,317
	5.000%, 9/01/32
635	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna	5/24 at 100.00	A–	717,544
	Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/26
2,150	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series	9/27 at 100.00	AA+	2,354,615
	2018C, 3.750%, 9/01/38
6,230	Total Nebraska			6,730,716
	Nevada – 0.8% (0.6% of Total Investments)
	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project,
	Series 2017A:
320	5.000%, 9/01/29	9/27 at 100.00	A–	360,682
495	5.000%, 9/01/31	9/27 at 100.00	A–	550,044
1,630	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Regional Healthcare Project,	9/22 at 100.00	A–	1,715,037
	Refunding Series 2012, 5.000%, 9/01/27
	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-13
	Cornerstone, Refunding Series 2013:
190	5.000%, 3/01/21	No Opt. Call	N/R	192,158
190	5.000%, 3/01/22	No Opt. Call	N/R	194,792
1,465	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Refunding Series	6/26 at 100.00	BBB+	1,690,126
	2016, 5.000%, 6/15/31
160	North Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 65	12/27 at 100.00	N/R	163,552
	Northern Beltway Commercial Area, Series 2017, 5.000%, 12/01/37, 144A
4,450	Total Nevada			4,866,391
	New Jersey – 9.4% (7.3% of Total Investments)
3,000	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue	2/24 at 100.00	BBB+	3,256,710
	Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A, 5.000%, 2/15/31
900	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series	6/22 at 100.00	BBB+	957,753
	2012, 5.000%, 6/15/25
2,500	New Jersey Economic Development Authority, Lease Revenue Bonds, State Government	12/27 at 100.00	BBB+	2,578,200
	Buildings-Health Department & Taxation Division Office Project, Series 2018A, 5.000%, 6/15/42

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 1,875	New Jersey Economic Development Authority, Lease Revenue Bonds, State House Project,	12/28 at 100.00	BBB+	$ 1,969,088
	Series 2017B, 5.000%, 6/15/35
1,400	New Jersey Economic Development Authority, New Jersey, Transit Transportation Project	11/29 at 100.00	BBB+	1,314,642
	Revenue Bonds, Series 2020A, 4.000%, 11/01/37
2,175	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/27 at 100.00	BBB+	2,239,206
	2017DDD, 5.000%, 6/15/42
1,615	New Jersey Economic Development Authority, School Facilities Construction Financing	6/24 at 100.00	BBB+	1,622,736
	Program Bonds, Refunding Series 2014PP, 4.000%, 6/15/28
	New Jersey Economic Development Authority, School Facilities Construction Financing
	Program Bonds, Tender Option Bond Trust 2016-XF2340:
1,440	3.422%, 9/01/25, 144A (IF) (5)	3/25 at 100.00	BBB+	1,187,424
1,200	4.907%, 9/01/27, 144A (IF) (5)	3/23 at 100.00	BBB+	1,008,360
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental
	Airlines Inc, Series 1999:
3,000	5.125%, 9/15/23 (AMT)	8/22 at 101.00	BB–	2,992,860
7,550	5.250%, 9/15/29 (AMT)	8/22 at 101.00	BB–	7,472,914
2,410	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	3/24 at 101.00	BB–	2,423,375
	Airlines Inc, Series 2000A & 2000B, 5.625%, 11/15/30 (AMT)
5,000	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital	9/24 at 100.00	BBB+	5,006,700
	Improvement Fund Issue, Series 2014A, 4.000%, 9/01/29
7,000	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	7/21 at 100.00	BB+	7,230,860
	Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26
1,200	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton	7/26 at 100.00	AA	1,446,600
	HealthCare System, Series 2016A, 5.000%, 7/01/30 (5)
1,625	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	BBB+	1,032,038
	Series 2006C, 0.000%, 12/15/31 – FGIC Insured
15,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	BBB+	5,750,550
	2009A, 0.000%, 12/15/39 (UB) (5)
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/24 at 100.00	BBB+	1,049,720
	2009C, 5.250%, 6/15/32
2,250	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	BBB+	2,423,992
	2019AA, 5.000%, 6/15/31
460	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057,	7/22 at 100.00	N/R (4)	688,293
	21.351%, 1/01/24, 144A, (Pre-refunded 7/01/22) (IF) (5)
40	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057,	7/22 at 100.00	A+ (4)	59,852
	21.351%, 1/01/24, 144A, (Pre-refunded 7/01/22) (IF) (5)
1,705	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Subordinate	1/28 at 100.00	Baa1	1,706,876
	Series 2017B, 5.000%, 1/01/42 (AMT)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed
	Bonds, Series 2018A:
2,250	5.000%, 6/01/27	No Opt. Call	A	2,728,597
1,920	5.000%, 6/01/30	6/28 at 100.00	A–	2,338,445
68,515	Total New Jersey			60,485,791
	New Mexico – 0.5% (0.4% of Total Investments)
1,045	Bernalillo County, New Mexico, Multifamily Housing Revenue Bonds, Valencia Retirement	6/20 at 100.00	N/R	1,045,084
	Apartments Project, Series 2001A, 5.450%, 6/01/34 – AMBAC Insured (AMT)
2,000	Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement	5/22 at 100.00	BB+	1,969,920
	Residences Project, Series 2012, 5.000%, 5/15/32
3,045	Total New Mexico			3,015,004
	New York – 10.2% (7.9% of Total Investments)
570	Build New York City Resource Corporation, New York, Revenue Bonds, Bronx Charter School	No Opt. Call	BBB–	587,932
	for Excellence, Series 2013A, 4.000%, 4/01/23
1,080	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds,	No Opt. Call	N/R	1,111,180
	Pratt Paper NY, Inc Project, Series 2014, 4.500%, 1/01/25 (AMT), 144A

NID	Nuveen Intermediate Duration Municipal Term Fund Portfolio of Investments (continued) May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 1,160	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of	9/25 at 100.00	N/R	$ 1,229,716
	Medicine, Inc, Series 2015, 5.500%, 9/01/45, 144A
	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University,
	Series 2013A:
20	5.000%, 5/01/23 (ETM)	No Opt. Call	N/R (4)	22,788
820	5.000%, 5/01/23	No Opt. Call	BBB–	895,875
25	5.000%, 5/01/28 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R (4)	28,406
975	5.000%, 5/01/28	5/23 at 100.00	BBB–	1,043,328
10,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture	No Opt. Call	Aa2	12,457,500
	Fiscal 2017 Series A, 5.000%, 2/15/27 (UB) (5)
790	Jefferson County Civic Facility Development Corporation, New York, Revenue Bonds,	11/27 at 100.00	BBB–	770,218
	Samaritan Medical Center Project, Series 2017A, 4.000%, 11/01/42
1,555	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond	No Opt. Call	N/R	1,597,436
	Anticipation Note Series 2019D-1, 5.000%, 9/01/22
780	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond	No Opt. Call	N/R	807,464
	Anticipation Note Series 2020A-1, 5.000%, 2/01/23
1,000	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed	6/20 at 100.00	B–	982,010
	Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens
	Baseball Stadium Project, Series 2006:
190	5.000%, 1/01/22 – AMBAC Insured	6/20 at 100.00	BBB	190,108
2,740	5.000%, 1/01/39 – AMBAC Insured	6/20 at 100.00	BBB	2,740,109
3,300	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,	No Opt. Call	BBB	3,451,866
	Series 2016A-1, 5.625%, 6/01/35
1,325	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	1,313,883
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
6,500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	6,558,955
	Center Project, Class 2 Series 2014, 5.150%, 11/15/34, 144A
2,705	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A+	2,833,136
	Center Project, Series 2011, 5.000%, 11/15/31
	New York Transportation Development Corporation, New York, Special Facilities Bonds,
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
760	4.000%, 7/01/32 (AMT)	7/24 at 100.00	BBB	772,297
500	4.000%, 7/01/33 (AMT)	7/24 at 100.00	BBB	506,500
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds,
	American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
2,390	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB–	2,307,593
430	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB–	414,640
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, Delta Air Lines, Inc – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
2,000	5.000%, 1/01/28 (AMT)	No Opt. Call	Baa3	2,029,060
2,000	5.000%, 1/01/30 (AMT)	1/28 at 100.00	Baa3	2,029,060
2,315	5.000%, 1/01/32 (AMT)	1/28 at 100.00	Baa3	2,329,492
935	5.000%, 1/01/36 (AMT)	1/28 at 100.00	Baa3	940,853
	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel
	Center Project, Refunding Series 2016A:
820	5.000%, 1/01/32 (AMT)	1/26 at 100.00	BB	732,629
3,820	5.000%, 1/01/35 (AMT)	1/26 at 100.00	BB	3,283,634
650	5.000%, 1/01/36 (AMT)	1/26 at 100.00	BB	552,500
6,890	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/45	6/27 at 100.00	CCC+	6,494,514
	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B:
2,000	5.000%, 6/01/24	No Opt. Call	B–	2,006,240
2,250	5.000%, 6/01/25	No Opt. Call	B–	2,256,885
63,295	Total New York			65,277,807

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina – 1.1% (0.8% of Total Investments)
$ 6,225	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien	1/30 at 100.00	Aa1	$ 6,747,153
	Series 2019, 5.000%, 1/01/49
	Ohio – 4.0% (3.1% of Total Investments)
7,450	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	6,876,424
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 3.000%, 6/01/48
5,650	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	5,710,285
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
3,240	Cleveland, Ohio, Airport Special Revenue Bonds, Continental Airlines Inc Project, Series	6/20 at 100.00	BB–	3,239,773
	1998, 5.375%, 9/15/27 (AMT)
560	Franklin County Convention Facilities Authority, Ohio, Hotel Project Revenue Bonds,	12/29 at 100.00	BBB–	512,809
	Greater Columbus Convention Center Hotel Expansion Project, Series 2019, 5.000%, 12/01/51
4,190	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	N/R	20,950
	FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (7)
6,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	5,985,000
	FirstEnergy Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29
	(Mandatory Put 9/15/21) (7)
17,065	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	85,325
	FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (7)
320	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	320,000
	FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33 (Mandatory
	Put 6/01/22) (7)
130	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, AK Steel Holding	2/22 at 100.00	CCC	117,088
	Corporation, Refunding Series 2012A, 6.750%, 6/01/24 (AMT)
260	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC	1/28 at 100.00	N/R	261,901
	Project, Series 2017, 4.250%, 1/15/38 (AMT), 144A
250	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States	11/21 at 100.00	B–	222,313
	Steel Corporation Project, Refunding Series 2011, 6.600%, 5/01/29
6,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	30,000
	Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (7)
2,125	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health	No Opt. Call	BB–	2,228,063
	System Obligated Group Project, Refunding and Improvement Series 2012, 5.000%, 12/01/22
53,240	Total Ohio			25,609,931
	Oklahoma – 0.6% (0.5% of Total Investments)
975	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	1,046,506
	Project, Series 2018B, 5.000%, 8/15/38
3,300	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding	6/25 at 100.00	B	3,119,952
	Series 2015, 5.000%, 6/01/35 (AMT) (Mandatory Put 6/01/25)
4,275	Total Oklahoma			4,166,458
	Oregon – 0.3% (0.2% of Total Investments)
1,000	Astoria Hospital Facilities Authority, Oregon, Hospital Revenue and Refunding Bonds,	8/22 at 100.00	A–	1,059,800
	Columbia Memorial Hospital, Series 2012, 5.000%, 8/01/31
730	Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise Cascade Project,	6/20 at 100.00	N/R	672,155
	Series 1997, 5.650%, 12/01/27
1,730	Total Oregon			1,731,955
	Pennsylvania – 7.4% (5.7% of Total Investments)
	Allegheny County Industrial Development Authority, Pennsylvania, Environmental
	Improvement Revenue Bonds, United States Steel Corp, Refunding Series 2019:
815	4.875%, 11/01/24	No Opt. Call	B–	732,970
725	5.125%, 5/01/30	No Opt. Call	B–	607,311
530	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg	6/20 at 100.00	N/R	509,722
	Mills Project, Series 2004, 5.600%, 7/01/23

NID	Nuveen Intermediate Duration Municipal Term Fund Portfolio of Investments (continued) May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 3,685	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax	5/22 at 100.00	Baa3	$ 3,857,900
	Revenue Bonds, Series 2012A, 5.000%, 5/01/32
1,000	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	No Opt. Call	Ba3	1,045,820
	Bonds, City Center Project, Series 2018, 5.000%, 5/01/28, 144A
420	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	2,100
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (7)
400	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	2,000
	Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008A, 2.700%, 4/01/35 (7)
4,025	Butler County Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds,	No Opt. Call	CCC	4,025,000
	AK Steel Corporation Project, Series 2012-A, 6.250%, 6/01/20 (AMT)
1,450	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A,	No Opt. Call	BBB–	1,587,924
	5.000%, 7/01/23
825	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services	7/25 at 100.00	BBB–	857,604
	Inc – Student Housing Project at Millersville University, Series 2015, 5.000%, 7/01/30
1,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds,	1/25 at 100.00	N/R	955,930
	Whitemarsh Continuing Care Retirement Community Project, Series 2015, 5.000%, 1/01/30
1,595	Northampton County Industrial Development Authority, Pennsylvania, Revenue Bonds,	7/22 at 100.00	BB+	1,596,499
	Morningstar Senior Living, Inc, Series 2012, 5.000%, 7/01/27
1,805	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	No Opt. Call	N/R	9,025
	Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (7)
6,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue	No Opt. Call	B	5,969,940
	Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009C, 5.000%, 12/01/37 (Mandatory
	Put 9/01/20)
710	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue	6/20 at 100.00	BBB+	722,248
	Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32
1,970	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of	8/29 at 100.00	AA	2,163,474
	Pennsylvania Health System, Series 2019, 4.000%, 8/15/49
4,000	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of	No Opt. Call	AA	5,002,200
	Philadelphia, Series 2006B, 5.000%, 6/01/27 – AGM Insured
3,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second	12/27 at 100.00	A3	4,088,000
	Series 2017, 5.000%, 12/01/35
1,610	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016,	5/24 at 100.00	BB+	1,751,535
	5.000%, 11/15/32
10,980	The Hospitals and Higher Education Facilities Authority of Philadelphia, Pennsylvania,	7/27 at 100.00	BBB–	11,977,533
	Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017,
	5.000%, 7/01/34
47,045	Total Pennsylvania			47,464,735
	Puerto Rico – 2.9% (2.2% of Total Investments)
2,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A,	7/22 at 100.00	CC	2,030,000
	5.750%, 7/01/37
3,500	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	C	3,193,750
	3.455%, 7/01/27
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
4,000	0.000%, 7/01/31	7/28 at 91.88	N/R	2,632,920
3,041	0.000%, 7/01/33	7/28 at 86.06	N/R	1,825,938
449	4.500%, 7/01/34	7/25 at 100.00	N/R	454,159
2,031	4.750%, 7/01/53	7/28 at 100.00	N/R	1,981,281
4,500	5.000%, 7/01/58	7/28 at 100.00	N/R	4,514,670
1,791	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	1,723,838
	Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40
21,312	Total Puerto Rico			18,356,556

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Rhode Island – 0.5% (0.4% of Total Investments)
	Providence Redevelopment Agency, Rhode Island, Revenue Bonds, Public Safety and
	Municipal Building Projects, Refunding Series 2015A:
$ 1,400	5.000%, 4/01/23	No Opt. Call	BBB	$ 1,486,562
1,500	5.000%, 4/01/24	No Opt. Call	BBB	1,618,125
2,900	Total Rhode Island			3,104,687
	South Carolina – 1.1% (0.9% of Total Investments)
1,450	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	2/25 at 100.00	BB+	1,458,004
	Palmetto Scholars Academy Project, Series 2015A, 5.125%, 8/15/35, 144A
	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Bon Secours
	Health System Obligated Group, Tender Option Bond Trust 2016-XG0098:
1,500	21.581%, 11/01/27, 144A, (Pre-refunded 11/01/22) (IF) (5)	11/22 at 100.00	N/R (4)	2,352,945
1,010	21.560%, 11/01/28, 144A, (Pre-refunded 11/01/22) (IF) (5)	11/22 at 100.00	N/R (4)	1,583,751
1,255	21.581%, 11/01/29, 144A, (Pre-refunded 11/01/22) (IF) (5)	11/22 at 100.00	N/R (4)	1,968,630
5,215	Total South Carolina			7,363,330
	Tennessee – 1.1% (0.8% of Total Investments)
2,000	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds,	No Opt. Call	A+	2,109,740
	Series 2006, 5.000%, 12/15/21 – SYNCORA GTY Insured
1,935	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue	1/23 at 100.00	A+	2,111,143
	Bonds, Covenant Health, Refunding Series 2012A, 5.000%, 1/01/26
	Knox County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Bonds,
	Provision Center for Proton Therapy Project, Series 2014:
3,055	5.250%, 5/01/25, 144A	11/24 at 100.00	N/R	2,446,047
525	6.000%, 5/01/34, 144A	11/24 at 100.00	N/R	420,730
7,515	Total Tennessee			7,087,660
	Texas – 4.6% (3.5% of Total Investments)
1,385	Austin, Travis, Williamson and Hays Counties, Texas, Special Assessment Revenue Bonds,	11/23 at 100.00	N/R	1,400,858
	Estancia Hill Country Public Improvement District, Series 2013, 6.000%, 11/01/28
2,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A–	2,152,900
	5.000%, 1/01/40
525	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea	No Opt. Call	A–	538,041
	Public Schools, Series 2012, 3.750%, 8/15/22
2,000	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Tender Option Bond Trust	No Opt. Call	AA+	6,027,560
	3307, 23.341%, 12/01/30, 144A – AMBAC Insured (IF) (5)
2,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds,	10/22 at 100.00	BB	1,898,840
	Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (AMT)
	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue
	Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A:
1,500	5.000%, 6/01/20	No Opt. Call	Baa2	1,500,000
535	5.000%, 6/01/21	No Opt. Call	Baa2	541,853
855	5.000%, 6/01/22	No Opt. Call	Baa2	874,887
915	5.000%, 6/01/23	No Opt. Call	Baa2	944,783
3,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc	No Opt. Call	BB–	2,999,820
	Airport Improvement Projects, Series 2018C, 5.000%, 7/15/28 (AMT)
200	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	No Opt. Call	Baa1	203,682
	Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%,
	11/01/21 (AMT)
1,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/24 at 100.00	B–	918,290
	Revenue Bonds, CHF-Collegiate Housing Corpus Christi I, LLC-Texas A&M University-Corpus
	Christi Project, Series 2014A, 5.000%, 4/01/34
1,500	Red River Authority, Texas, Pollution Control Revenue Bonds, AEP Texas North Company,	No Opt. Call	A–	1,500,000
	Public Service Company of Oklahoma and AEP Texas Central Company Oklaunion Project,
	Refunding Series 2007, 4.450%, 6/01/20 – NPFG Insured

NID	Nuveen Intermediate Duration Municipal Term Fund Portfolio of Investments (continued) May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 2,680	San Antonio Public Facilities Corporation, Texas, Lease Revenue Bonds, Convention Center	9/22 at 100.00	AA+	$ 3,778,827
	Refinancing & Expansion Project, Tender Option Bond Trust 2015-XF0125, 21.493%,
	9/15/29, 144A (IF) (5)
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital
	Revenue Bonds, Scott & White Healthcare Project, Tender Option Bond Trust 2016-XG0058:
100	22.153%, 8/15/22, 144A (IF) (5)	No Opt. Call	AA–	146,270
155	21.946%, 8/15/24, 144A (IF) (5)	8/23 at 100.00	AA–	254,183
200	22.153%, 8/15/26, 144A (IF) (5)	8/23 at 100.00	AA–	319,514
170	21.905%, 8/15/27, 144A (IF) (5)	8/23 at 100.00	AA–	267,725
1,675	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds,	9/27 at 100.00	Aaa	1,860,305
	Series 2018A, 4.250%, 9/01/48 (5)
1,190	Westlake, Texas, Special Assessment Revenue Bonds, Solana Public Improvement District,	9/25 at 100.00	N/R	1,133,297
	Series 2015, 6.125%, 9/01/35
23,585	Total Texas			29,261,635
	Virgin Islands – 0.2% (0.2% of Total Investments)
1,310	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior	No Opt. Call	AA	1,431,227
	Lien, Refunding Series 2013B, 5.000%, 10/01/24 – AGM Insured
	Virginia – 1.8% (1.4% of Total Investments)
	Dulles Town Center Community Development Authority, Loudon County, Virginia Special
	Assessment Refunding Bonds, Dulles Town Center Project, Series 2012:
1,000	5.000%, 3/01/21	No Opt. Call	N/R	1,006,050
1,410	5.000%, 3/01/22	No Opt. Call	N/R	1,426,581
	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds,
	Inova Health System, Tender Option Bond Trust 2016-XG0080:
1,800	22.096%, 5/15/27, 144A (IF) (5)	5/22 at 100.00	AA+	2,471,526
400	17.119%, 5/15/29, 144A (IF) (5)	5/22 at 100.00	AA+	505,496
120	22.096%, 5/15/29, 144A (IF) (5)	5/22 at 100.00	AA+	164,072
1,000	Roanoke Economic Development Authority, Virginia, Residential Care Facility Mortgage	12/22 at 100.00	N/R	954,360
	Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012,
	5.000%, 12/01/32
	Virginia Gateway Community Development Authority, Prince William County, Virginia,
	Special Assessment Refunding Bonds, Series 2012:
695	5.000%, 3/01/25	3/22 at 100.00	N/R	695,174
120	4.500%, 3/01/29	3/22 at 100.00	N/R	112,067
1,505	5.000%, 3/01/30	3/22 at 100.00	N/R	1,466,382
2,500	Virginia Housing Development Authority, Rental Housing Bonds, Series 2018E,	12/27 at 100.00	AA+	2,773,675
	4.150%, 12/01/49
10,550	Total Virginia			11,575,383
	Washington – 2.9% (2.3% of Total Investments)
2,200	Port of Seattle Industrial Development Corporation, Washington, Special Facilities	4/23 at 100.00	BB+	2,228,710
	Revenue Refunding Bonds, Delta Air Lines, Inc Project, Series 2012, 5.000%, 4/01/30 (AMT)
4,000	Port of Seattle, Washington, Revenue Bonds, Refunding First Lien Series 2016B, 5.000%,	4/26 at 100.00	Aa2	4,600,680
	10/01/32 (AMT) (UB) (5)
270	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds,	6/20 at 100.00	N/R	256,870
	Series 2013, 5.750%, 4/01/43
5,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health Initiative,	7/24 at 100.00	BBB+	4,520,700
	Tender Option Bonds Trust 2015-XF1017, 3.746%, 1/01/35, 144A (IF) (5)
970	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	8/29 at 100.00	BBB+	1,117,168
	2019A-2, 5.000%, 8/01/35
	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella
	Project, Series 2012A:
1,775	6.000%, 10/01/22, 144A	No Opt. Call	N/R	1,803,081
2,090	6.500%, 10/01/32, 144A	10/22 at 100.00	N/R	2,109,040

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights
	Project, Refunding 2013:
$ 1,000	5.000%, 7/01/21	No Opt. Call	A–	$ 1,016,170
1,000	5.000%, 7/01/23	No Opt. Call	A–	1,039,860
18,305	Total Washington			18,692,279
	West Virginia – 0.1% (0.1% of Total Investments)
500	West Virginia Economic Development Authority, Excess Lottery Revenue Bonds, Series	7/27 at 100.00	AAA	637,710
	2017A, 5.000%, 7/01/30
	Wisconsin – 2.8% (2.2% of Total Investments)
415	Platteville Redevelopment Authority, Wisconsin, Revenue Bonds, University of Wisconsin –	7/22 at 100.00	BBB–	425,122
	Platteville Real Estate Foundation Project, Series 2012A, 5.000%, 7/01/42
	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood
	Classical Preparatory School in Albuquerque, New Mexico, Series 2012A:
660	5.250%, 12/01/22 (ETM)	No Opt. Call	N/R (4)	698,788
1,610	6.000%, 12/01/32 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R (4)	1,837,702
3,190	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American	No Opt. Call	N/R	2,825,893
	Dream @ Meadowlands Project, Series 2017A, 6.250%, 8/01/27, 144A
	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American
	Dream @ Meadowlands Project, Series 2017:
1,200	5.000%, 12/01/27, 144A	No Opt. Call	N/R	1,060,548
1,000	6.500%, 12/01/37, 144A	12/27 at 100.00	N/R	875,300
440	Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc,	No Opt. Call	BBB–	488,655
	Series 2017A, 5.000%, 12/01/27
255	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health	No Opt. Call	BB	258,680
	Sciences, Series 2012, 5.000%, 4/01/22
690	Public Finance Authority of Wisconsin, Senior Airport Facilities Revenue and Refunding	No Opt. Call	BBB+	698,038
	Bonds, TrIPS Obligated Group, Series 2012B, 5.000%, 7/01/22 (AMT)
4,300	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste	5/26 at 100.00	A–	4,448,006
	Management Inc, Refunding Series 2016A-2, 2.875%, 5/01/27 (AMT)
1,115	Public Finance Authority of Wisconsin, Student Housing Revenue Bonds, Collegiate Housing	7/25 at 100.00	BBB–	1,164,127
	Foundation – Cullowhee LLC – Western California University Project, Series 2015A,
	5.000%, 7/01/30
	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Tender Option
	Bond Trust 2015-XF0127:
50	20.272%, 10/01/21, 144A (IF) (5)	No Opt. Call	AA–	68,919
100	21.078%, 4/01/23, 144A (IF) (5)	No Opt. Call	AA–	158,735
185	20.696%, 4/01/24, 144A (IF) (5)	4/23 at 100.00	AA–	284,277
100	21.078%, 4/01/25, 144A (IF) (5)	4/23 at 100.00	AA–	152,628
	Wisconsin Center District, Dedicated Tax Revenue Bonds, Refunding Junior Series 1999:
20	5.250%, 12/15/23 – AGM Insured	No Opt. Call	AA	21,980
15	5.250%, 12/15/27 – AGM Insured	No Opt. Call	AA	18,474
2,175	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series	11/26 at 100.00	AA	2,360,092
	2017A, 4.000%, 11/01/47
17,520	Total Wisconsin			17,845,964
$ 810,821	Total Municipal Bonds (cost $799,039,818)			789,927,318

NID	Nuveen Intermediate Duration Municipal Term Fund Portfolio of Investments (continued) May 31, 2020

Shares	Description (1)	Value
	COMMON STOCKS – 5.8% (4.5% of Total Investments)
	Electric Utilities – 5.8% (4.5% of Total Investments)
960,832	Energy Harbor Corp (9), (10), (11)	$ 36,992,032
	Total Common Stocks (cost $23,643,299)	36,992,032
	Total Long-Term Investments (cost $822,683,117)	826,919,350
	Floating Rate Obligations – (3.1)%	(20,112,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (27.3)% (12)	(174,892,065)
	Other Assets Less Liabilities – 1.2% (13)	8,249,144
	Net Assets Applicable to Common Shares – 100%	$ 640,164,429

Investments in Derivatives

Futures Contracts
Variation
						Unrealized	Margin
	Contract	Number of	Expiration	Notional		Appreciation	Receivable/
Description	Position	Contracts	Date	Amount	Value	(Depreciation)	(Payable)
U.S. Treasury Ultra Bond	Short	(18)	9/20	$(3,911,593)	$(3,924,563)	$(12,970)	$(45,563)

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)  Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)  For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)  Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)  Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)  Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(8)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(9)  Common Stock received as part of the bankruptcy settlement for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35, Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 0.000%, 12/01/33 and Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40. Subsequent to the end of the reporting period, the value of this common stock has been adversely impacted as compared to the value reported as of May 31, 2020. See Notes to Financial Statements, Note 9 - Subsequent Events for more information.
(10)   Non-income producing; issuer has not declared a dividend within the past twelve months.
(11)    For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.
(12)   Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 21.1%.
(13)   Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT Alternative Minimum Tax
ETM Escrowed to maturity.
IF      Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
PIK    Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
UB    Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives for more information.
See accompanying notes to financial statements.

NIQ	Nuveen Intermediate Duration Quality Municipal Term Fund Portfolio of Investments May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 127.1% (100.0% of Total Investments)
	MUNICIPAL BONDS – 125.1% (98.4% of Total Investments)
	Alabama – 2.5% (1.9% of Total Investments)
$ 2,000	Alabama Federal Aid Highway Finance Authority, Federal Highway Grant Anticipation	9/22 at 100.00	AA (5)	$ 3,082,860
	Revenue Bonds, Tender Option Bond Trust 2016-XL0024, 21.493%, 9/01/26 (Pre-refunded
	9/01/22), 144A (IF) (4)
1,000	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/34	No Opt. Call	A	1,270,700
290	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone	5/29 at 100.00	N/R	291,685
	Bonds, Hunt Refining Project, Refunding Series 2019A, 4.500%, 5/01/32, 144A
3,290	Total Alabama			4,645,245
	Arizona – 1.2% (0.9% of Total Investments)
	Arizona Health Facilities Authority, Hospital Revenue Bonds, Phoenix Children’s
	Hospital, Series 2013D:
965	5.000%, 2/01/24	2/23 at 100.00	A1	1,059,406
1,065	5.000%, 2/01/26	2/23 at 100.00	A1	1,160,307
2,030	Total Arizona			2,219,713
	California – 10.9% (8.6% of Total Investments)
3,000	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior	10/23 at 100.00	AA	3,307,050
	Lien Series 2013A, 5.000%, 10/01/27 – AGM Insured
500	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	A+	583,845
	Health, Refunding Series 2017A, 5.000%, 11/15/36
415	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013,	No Opt. Call	Baa1	430,421
	5.000%, 10/01/21
2,170	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	BBB–	2,356,012
	Series 2018A, 5.000%, 12/31/43 (AMT)
370	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	BBB	405,076
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%,
	11/21/45, 144A
1,930	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB	2,015,943
	Linda University Medical Center, Series 2014A, 5.250%, 12/01/34
3,335	Eastern Municipal Water District Financing Authority, California, Water and Wastewater	7/27 at 100.00	AA+	4,130,698
	Revenue Bonds, Series 2017D, 5.250%, 7/01/42
590	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds,	No Opt. Call	A–	620,544
	Rancho Vallecitos Mobile Home Park, Series 2013, 4.500%, 4/15/23
	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities
	District 31 Eastvale Area, Series 2013:
150	4.000%, 9/01/25	9/22 at 100.00	N/R	156,309
305	4.000%, 9/01/26	9/22 at 100.00	N/R	317,246
250	4.000%, 9/01/27	9/22 at 100.00	N/R	259,620
250	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/20 at 100.00	Ba1 (5)	255,020
	2010, 5.250%, 11/01/21 (Pre-refunded 11/01/20)
1,775	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities	No Opt. Call	N/R	1,915,509
	District 2001-1, Senior Series 2013A, 5.000%, 9/01/22
185	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series	No Opt. Call	A (5)	214,036
	2011A, 0.000%, 10/01/26 (ETM) (6)
1,500	San Diego Association of Governments, California, South Bay Expressway Toll Revenue	7/27 at 100.00	A	1,759,950
	Bonds, First Senior Lien Series 2017A, 5.000%, 7/01/36
1,400	San Joaquin County Transportation Authority, California, Sales Tax Revenue, Limited Tax	3/27 at 100.00	AA	1,733,928
	Measure K Series 2017, 5.000%, 3/01/32
18,125	Total California			20,461,207

NIQ	Nuveen Intermediate Duration Quality Municipal Term Fund Portfolio of Investments (continued) May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 15.0% (11.8% of Total Investments)
	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue
	Bonds, Pinnacle Charter School, Inc K-8 Facility Project, Series 2013:
$ 310	4.000%, 6/01/20	No Opt. Call	A+	$ 310,000
250	5.000%, 6/01/21	No Opt. Call	A+	259,720
3,045	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	3,644,652
	Series 2019A-2, 5.000%, 8/01/30
5,000	Colorado Springs, Colorado, Utilities System Revenue Bonds, Refunding Series 2017A-2,	11/27 at 100.00	AA+	6,148,950
	5.000%, 11/15/47
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System
	Revenue Bonds, Tender Option Bond Trust 2016-XF2354:
100	21.973%, 3/01/25, 144A (IF) (4)	No Opt. Call	AA	201,040
300	21.973%, 3/01/26, 144A (IF) (4)	No Opt. Call	AA	654,387
430	21.923%, 3/01/27, 144A (IF) (4)	No Opt. Call	AA	1,007,778
725	21.973%, 3/01/28, 144A (IF) (4)	No Opt. Call	AA	1,821,613
200	21.973%, 3/01/29, 144A (IF) (4)	No Opt. Call	AA	533,084
1,870	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center	12/26 at 100.00	Baa2	1,950,728
	Hotel, Refunding Senior Lien Series 2016, 5.000%, 12/01/30
350	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%,	No Opt. Call	A	347,914
	9/01/21 – NPFG Insured
1,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado	No Opt. Call	A+	1,499,840
	Springs Utilities, Series 2008, 6.500%, 11/15/38
4,000	University of Colorado, Enterprise System Revenue Bonds, Refunding Series 2019B,	6/29 at 100.00	Aa1	5,076,400
	5.000%, 6/01/44
4,000	University of Northern Colorado at Greeley, Institutional Enterprise System Revenue	6/26 at 100.00	Aa2	4,662,960
	Bonds, Refunding Series 2016A, 5.000%, 6/01/46
21,580	Total Colorado			28,119,066
	Florida – 9.4% (7.4% of Total Investments)
	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing
	Project, Series 2013A:
420	5.000%, 11/15/20	No Opt. Call	BBB	422,717
150	5.000%, 11/15/23	No Opt. Call	BBB	155,524
375	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds,	No Opt. Call	N/R	390,619
	Phase 1 Project, Series 2013A, 5.500%, 11/01/23
1,270	Broward County, Florida, Fuel System Revenue Bonds, Fort Lauderdale Fuel Facilities LLC	No Opt. Call	AA	1,433,703
	Project, Series 2013A, 5.000%, 4/01/23 – AGM Insured (AMT)
1,740	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2017,	10/27 at 100.00	A+	2,189,529
	5.000%, 10/01/33
365	Capital Trust Agency, Florida, Fixed Rate Air Cargo Revenue Refunding Bonds, Aero Miami	7/20 at 100.00	Baa3	366,226
	FX, LLC Project, Series 2010A, 5.350%, 7/01/29
1,010	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria	No Opt. Call	BBB–	1,027,029
	University, Refunding Series 2013A, 4.500%, 6/01/23
1,000	Florida Mid-Bay Bridge Authority, Revenue Bonds, 1st Senior Lien Series 2015A,	No Opt. Call	BBB+	1,069,420
	5.000%, 10/01/23
2,960	Florida Municipal Power Agency, Revenue Bonds, Saint Lucie Project, Refunding Series	10/22 at 100.00	A2	3,261,417
	2012A, 5.000%, 10/01/26
500	Gainesville, Florida, Utilities System Revenue Bonds, Series 2017A, 5.000%, 10/01/37	10/27 at 100.00	AA–	617,625
	Martin County Industrial Development Authority, Florida, Industrial Development Revenue
	Refunding Bonds, Indiantown Cogeneration LP, Series 2013:
3,150	3.950%, 12/15/21 (AMT), 144A	6/20 at 100.00	A–	3,156,111
500	4.200%, 12/15/25 (AMT), 144A	6/20 at 100.00	A–	500,065
1,400	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical	No Opt. Call	BBB+	1,527,288
	Center, Series 2013A, 5.000%, 11/01/22
510	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole	5/28 at 100.00	A–	617,916
	Electric Cooperative, Inc Project, Refunding Series 2018B, 5.000%, 3/15/42

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 305	Southeast Overtown/Park West Community Redevelopment Agency, Florida, Tax Increment	No Opt. Call	BBB+	$ 345,544
	Revenue Bonds, Series 2014A-1, 5.000%, 3/01/24, 144A
560	Verandah West Community Development District, Florida, Capital Improvement Revenue	No Opt. Call	N/R	564,581
	Bonds, Refunding Series 2013, 4.000%, 5/01/23
16,215	Total Florida			17,645,314
	Georgia – 2.1% (1.7% of Total Investments)
1,025	Atlanta, Georgia, Tax Allocation Bonds, Perry Bolton Project Series 2014, 4.000%, 7/01/22	No Opt. Call	A–	1,097,662
1,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/27 at 100.00	AA	1,217,590
	Certificates, Northeast Georgia Health Services Inc, Series 2017B, 5.500%, 2/15/42
1,465	Municipal Electric Authority of Georgia, General Resolution Projects Subordinated Bonds,	1/28 at 100.00	A1	1,644,448
	Series 20188HH, 5.000%, 1/01/44
3,490	Total Georgia			3,959,700
	Hawaii – 2.0% (1.6% of Total Investments)
3,000	Honolulu City and County, Hawaii, Wastewater System Revenue Bonds, First Bond	1/28 at 100.00	Aa2	3,745,590
	Resolution, Senior Series 2018A, 5.000%, 7/01/37
	Illinois – 10.4% (8.2% of Total Investments)
2,500	Cook County, Illinois, General Obligation Bonds, Tender Option Bond Trust 2015-XF1007,	11/22 at 100.00	A+	2,849,475
	17.169%, 11/15/25, 144A (IF) (4)
4,000	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Refunding Series	8/25 at 100.00	A1	4,769,240
	2015A, 5.000%, 2/01/27
2,500	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27	No Opt. Call	BBB–	2,546,400
5,000	Illinois State, General Obligation Bonds, Series 2013, 5.000%, 7/01/23	No Opt. Call	BBB–	5,095,450
290	Madison, Macoupin, Jersey, Calhoun, Morgan, Scott, and Greene Counties Community College	11/26 at 100.00	AA	353,777
	District 536, Illinois, General Obligation Bonds, Lewis & Clark Community College, Refunding
	Series 2017A, 5.000%, 11/01/33 – AGM Insured
665	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/29 at 100.00	BBB	570,450
	Bonds, Refunding Series 2020A, 4.000%, 6/15/50
1,000	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville	No Opt. Call	AA	977,980
	Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/22 – AGM Insured
2,000	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/33	3/25 at 100.00	A	2,352,880
17,955	Total Illinois			19,515,652
	Indiana – 1.5% (1.2% of Total Investments)
1,045	Indiana Finance Authority, Educational Facilities Revenue Bonds, 21st Century Charter	3/23 at 100.00	B+	1,046,714
	School Project, Series 2013A, 6.000%, 3/01/33
1,500	Indiana Finance Authority, Lease Appropriation Bonds, Stadium Project, Refunding Series	No Opt. Call	AA+	1,761,465
	2015A, 5.000%, 2/01/25
2,545	Total Indiana			2,808,179
	Iowa – 1.5% (1.2% of Total Investments)
855	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	6/20 at 104.00	BB–	883,437
	Company Project, Series 2016, 5.875%, 12/01/27, 144A
2,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	6/20 at 100.00	B–	2,026,400
	5.600%, 6/01/34
2,855	Total Iowa			2,909,837
	Kentucky – 3.5% (2.7% of Total Investments)
1,000	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington	9/28 at 100.00	A2	1,109,810
	Center Corporation Project, Series 2018A, 5.000%, 9/01/43

NIQ	Nuveen Intermediate Duration Quality Municipal Term Fund Portfolio of Investments (continued) May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky
	Information Highway Project, Senior Series 2015A:
$ 360	5.000%, 7/01/20	No Opt. Call	BBB+	$ 361,152
925	4.250%, 7/01/35	7/25 at 100.00	BBB+	919,783
1,400	5.000%, 1/01/45	7/25 at 100.00	BBB+	1,433,698
3,000	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,	No Opt. Call	Baa3	2,694,660
	Downtown Crossing Project, Capital Appreciation Series 2013B, 0.000%, 7/01/23
6,685	Total Kentucky			6,519,103
	Louisiana – 0.9% (0.7% of Total Investments)
530	New Orleans Aviation Board, Louisiana, Special Facility Revenue Bonds, Parking Facilities	10/28 at 100.00	AA	628,612
	Corporation Consolidated Garage System, Series 2018A, 5.000%, 10/01/43 – AGM Insured
1,000	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/22	No Opt. Call	A–	1,106,430
1,530	Total Louisiana			1,735,042
	Maine – 2.9% (2.3% of Total Investments)
1,000	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/23 at 100.00	BBB	1,055,880
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/33
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth
	Issue, Series 2018A:
435	5.000%, 7/01/43	7/28 at 100.00	A+	507,132
565	5.000%, 7/01/48	7/28 at 100.00	A+	654,586
	Maine Turnpike Authority, Special Obligation Bonds, Series 2014:
620	5.000%, 7/01/25	7/24 at 100.00	A+	726,355
340	5.000%, 7/01/27	7/24 at 100.00	A+	396,083
1,850	5.000%, 7/01/29	7/24 at 100.00	A+	2,139,858
4,810	Total Maine			5,479,894
	Maryland – 1.1% (0.9% of Total Investments)
615	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017,	9/27 at 100.00	BB	555,585
	5.000%, 9/01/34
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick
	Memorial Hospital Issue, Series 2012A:
195	5.000%, 7/01/20	No Opt. Call	A–	195,606
275	5.000%, 7/01/22	No Opt. Call	A–	296,717
1,000	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement	9/21 at 100.00	AAA	1,062,290
	Bonds, Series 2011A, 5.000%, 9/15/22 (Pre-refunded 9/15/21)
2,085	Total Maryland			2,110,198
	Massachusetts – 0.6% (0.4% of Total Investments)
	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,
	Series 2012C:
80	5.000%, 7/01/29 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (5)	87,846
420	5.000%, 7/01/29	7/22 at 100.00	BBB	444,507
500	5.000%, 7/01/29 (Pre-refunded 7/01/22)	7/22 at 100.00	Baa2 (5)	549,035
1,000	Total Massachusetts			1,081,388
	Michigan – 6.6% (5.2% of Total Investments)
1,000	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Tender	No Opt. Call	Aa1	2,731,410
	Option Bond Trust 3308, 22.530%, 5/01/30, 144A – AGM Insured (IF) (4)
5	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B,	6/20 at 100.00	A+	5,016
	5.000%, 7/01/36 – FGIC Insured
5	Detroit, Michigan, Water Supply System Revenue Bonds, Second Lien Series 2003B, 5.000%,	6/20 at 100.00	A+	5,018
	7/01/34 – NPFG Insured
540	Flint Hospital Building Authority, Michigan, Building Authority Revenue Bonds, Hurley	No Opt. Call	BBB–	569,284
	Medical Center, Series 2013A, 5.000%, 7/01/23

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 2,020	Michigan Finance Authority, Hospital Revenue Bonds, Crittenton Hospital Medical Center,	6/22 at 100.00	N/R (5)	$ 2,172,894
	Refunding Series 2012A, 4.125%, 6/01/32 (Pre-refunded 6/01/22)
3,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	No Opt. Call	AA	3,425,940
	Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1,
	5.000%, 7/01/23 – AGM Insured
40	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old	No Opt. Call	BB–	40,004
	Redford Academy Project, Series 2010A, 5.250%, 12/01/20
1,393	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Tender Option	12/20 at 100.00	AA–	1,521,672
	Bond Trust 2015-XF0126, 21.542%, 12/01/27, 144A (IF) (4)
12	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Tender Option	12/20 at 100.00	AA– (5)	13,108
	Bond Trust 2015-XF0126, 21.542%, 12/01/27, 144A, (Pre-refunded 12/01/20) (IF) (4)
1,500	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/29 at 100.00	Aa2	1,954,380
	2019-I, 5.000%, 4/15/36
9,515	Total Michigan			12,438,726
	Minnesota – 1.7% (1.3% of Total Investments)
2,000	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,	2/28 at 100.00	A–	2,094,920
	Essentia Health Obligated Group, Series 2018A, 4.250%, 2/15/43
750	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center	No Opt. Call	A	752,775
	Project, Series 2013, 5.000%, 7/01/20
	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Saint
	Paul Conservatory for Performing Artists Charter School Project, Series 2013A:
205	3.550%, 3/01/21	No Opt. Call	BB+	205,322
100	3.700%, 3/01/22	No Opt. Call	BB+	100,467
3,055	Total Minnesota			3,153,484
	Mississippi – 1.5% (1.1% of Total Investments)
	Mississippi Development Bank Special Obligation Bonds, Marshall County Industrial
	Development Authority, Mississippi Highway Construction Project, Tender Option Bond Trust 3315:
800	22.348%, 1/01/24 (Pre-refunded 1/01/22), 144A (IF) (4)	1/22 at 100.00	N/R (5)	1,101,504
1,000	22.348%, 1/01/25 (Pre-refunded 1/01/22), 144A (IF) (4)	1/22 at 100.00	AA– (5)	1,376,880
200	22.348%, 1/01/26 (Pre-refunded 1/01/22), 144A (IF) (4)	1/22 at 100.00	AA– (5)	275,376
2,000	Total Mississippi			2,753,760
	Missouri – 1.8% (1.4% of Total Investments)
3,000	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum	No Opt. Call	A	3,354,000
	Point Project, Refunding Series 2014A, 5.000%, 1/01/23
	Montana – 1.5% (1.2% of Total Investments)
	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell
	Regional Medical Center, Series 2018B:
985	5.000%, 7/01/28	No Opt. Call	BBB	1,217,539
1,270	5.000%, 7/01/29	7/28 at 100.00	BBB	1,554,302
2,255	Total Montana			2,771,841
	Nebraska – 2.6% (2.1% of Total Investments)
3,000	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012,	9/22 at 100.00	A	3,224,880
	5.000%, 9/01/32
1,270	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2020A, 5.000%, 9/01/31	3/30 at 100.00	AA	1,724,660
4,270	Total Nebraska			4,949,540
	Nevada – 2.5% (1.9% of Total Investments)
515	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project,	9/27 at 100.00	A–	544,432
	Series 2017A, 5.000%, 9/01/47
1,000	Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds, Series 2018C,	7/28 at 100.00	Aa3	1,120,600
	5.250%, 7/01/43

NIQ	Nuveen Intermediate Duration Quality Municipal
Term Fund
Portfolio of Investments (continued)
May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada (continued)
	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Refunding Series 2016:
$ 1,295	5.000%, 6/15/26	No Opt. Call	BBB+	$ 1,533,280
1,210	5.000%, 6/15/27	6/26 at 100.00	BBB+	1,425,090
4,020	Total Nevada			4,623,402
	New Jersey – 4.5% (3.6% of Total Investments)
615	New Jersey Economic Development Authority, Charter School Revenue Bonds, Lady Liberty	No Opt. Call	N/R	202,950
	Academy Charter School Project, Series 2013A, 0.000%, 8/01/23 (7)
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
2,000	5.000%, 6/15/24	6/22 at 100.00	BBB+	2,133,520
1,000	5.000%, 6/15/28	6/22 at 100.00	BBB+	1,056,700
	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge
	Replacement Project, Series 2013:
860	5.000%, 1/01/21 (AMT)	No Opt. Call	A2	876,237
500	5.000%, 1/01/22 (AMT)	No Opt. Call	A2	524,770
500	5.000%, 7/01/22 (AMT)	No Opt. Call	A2	532,155
620	5.000%, 1/01/23 (AMT)	No Opt. Call	A2	668,155
1,000	New Jersey Economic Development Authority, School Facilities Construction Financing	3/25 at 100.00	BBB+	824,600
	Program Bonds, Tender Option Bond Trust 2016-XF2340, 3.422%, 9/01/25, 144A (IF) (4)
1,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental	8/22 at 101.00	BB–	989,790
	Airlines Inc, Series 1999, 5.250%, 9/15/29 (AMT)
275	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	6/20 at 100.00	BB+	275,520
	Peters University Hospital, Series 2007, 5.250%, 7/01/21
450	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	472,369
	Bonds, Series 2018B, 5.000%, 6/01/46
8,820	Total New Jersey			8,556,766
	New York – 5.5% (4.3% of Total Investments)
495	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	7/25 at 100.00	BBB+	563,379
	Bonds, Catholic Health System, Inc Project, Series 2015, 5.000%, 7/01/29
435	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds	No Opt. Call	A	593,392
	Series 2007, 5.500%, 10/01/37
3,545	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A	4,230,497
	2017, 5.000%, 9/01/42
1,390	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/30 at 100.00	A+	1,501,992
	Climate Bond Certified Series 2020C-1, 5.000%, 11/15/50
2,000	New York Convention Center Development Corporation, New York, Revenue Bonds, Hotel Unit	No Opt. Call	Aa3	2,281,840
	Fee Secured, Refunding Series 2015, 5.000%, 11/15/25
1,000	New York State Power Authority, General Revenue Bonds, Series 2020A, 4.000%, 11/15/50	5/30 at 100.00	Aa1	1,166,900
8,865	Total New York			10,338,000
	North Dakota – 0.7% (0.5% of Total Investments)
1,250	Cass County, North Dakota, Health Care Facilities Revenue Bonds, Essential Health	2/28 at 100.00	A–	1,309,325
	Obligated Group, Series 2018B, 4.250%, 2/15/43
	Ohio – 2.2% (1.8% of Total Investments)
620	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	656,159
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
2,175	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	2,198,207
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
3,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	15,000
	FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (7)
1,150	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC – Borrower, Portsmouth	6/25 at 100.00	AA	1,363,256
	Bypass Project, Series 2015, 5.000%, 12/31/27 – AGM Insured (AMT)
6,945	Total Ohio			4,232,622

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma – 0.1% (0.1% of Total Investments)
$ 255	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	$ 276,976
	Project, Series 2018B, 5.250%, 8/15/43
	Oregon – 0.6% (0.4% of Total Investments)
965	Astoria Hospital Facilities Authority, Oregon, Hospital Revenue and Refunding Bonds,	No Opt. Call	A–	1,044,101
	Columbia Memorial Hospital, Series 2012, 5.000%, 8/01/22
	Pennsylvania – 3.5% (2.8% of Total Investments)
	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon University
	Project, Series 2013:
480	4.000%, 5/01/21	No Opt. Call	BBB+	483,725
500	4.000%, 5/01/22	No Opt. Call	BBB+	507,635
520	4.000%, 5/01/23	No Opt. Call	BBB+	526,490
1,905	Erie Sewer Authority, Erie County, Pennsylvania, Sewer Revenue Bonds, Series 2012A,	No Opt. Call	AA	1,990,763
	5.000%, 6/01/21 – AGM Insured
1,700	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds,	6/26 at 100.00	BBB	1,888,496
	Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 6/30/28 (AMT)
285	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/29 at 100.00	AA	338,229
	Bonds, Refunding Subordinate Series 2019B, 4.000%, 9/01/34 – AGM Insured
	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc, Series 2013:
370	5.000%, 12/01/20	No Opt. Call	A	378,429
435	5.000%, 12/01/21	No Opt. Call	A	464,027
6,195	Total Pennsylvania			6,577,794
	Puerto Rico – 1.5% (1.2% of Total Investments)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
660	4.500%, 7/01/34	7/25 at 100.00	N/R	667,583
2,175	4.550%, 7/01/40	7/28 at 100.00	N/R	2,155,991
2,835	Total Puerto Rico			2,823,574
	South Carolina – 2.3% (1.8% of Total Investments)
2,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper,	6/22 at 100.00	A	2,073,580
	Refunding Series 2012D, 5.000%, 12/01/43
2,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding	6/24 at 100.00	A	2,176,360
	Series 2014B, 5.000%, 12/01/31
4,000	Total South Carolina			4,249,940
	Tennessee – 8.4% (6.6% of Total Investments)
	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds,
	Ballad Health, Series 2018A:
1,000	5.000%, 7/01/36	7/28 at 100.00	A	1,123,430
1,605	5.000%, 7/01/37	7/28 at 100.00	A	1,760,476
2,290	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital	10/28 at 100.00	A	2,651,751
	Project, Series 2018A, 5.000%, 4/01/35
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue
	Bonds, Covenant Health, Refunding Series 2012A:
1,440	5.000%, 1/01/25	1/23 at 100.00	A+	1,577,750
2,170	5.000%, 1/01/26	1/23 at 100.00	A+	2,367,535
450	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage	7/27 at 100.00	AA	547,196
	Revenue Bonds, Green Series 2017A, 5.000%, 7/01/42
1,400	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B,	No Opt. Call	BBB	1,620,038
	5.625%, 9/01/26
	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
1,020	5.000%, 2/01/21	No Opt. Call	A	1,041,624
1,490	5.000%, 2/01/24	No Opt. Call	A	1,637,495
1,365	5.000%, 2/01/25	No Opt. Call	A	1,527,053
14,230	Total Tennessee			15,854,348

NIQ	Nuveen Intermediate Duration Quality Municipal
Term Fund
Portfolio of Investments (continued)
May 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 7.5% (5.9% of Total Investments)
$ 1,225	Bexar County Hospital District, Texas, Certificates of Obligation, Series 2020,	2/29 at 100.00	Aa1	$ 1,536,015
	5.000%, 2/15/45
500	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Subordinate Lien	No Opt. Call	BBB+	520,035
	Series 2013, 5.000%, 1/01/22
685	Denton County Fresh Water Supply District 7, Texas, General Obligation Bonds, Refunding	No Opt. Call	AA	699,200
	Series 2013, 4.000%, 2/15/21 – AGM Insured
2,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds,	10/22 at 100.00	BB	1,898,840
	Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (AMT)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien
	Series 2014C:
230	5.000%, 11/15/22	No Opt. Call	BBB+	236,557
1,660	5.000%, 11/15/23	No Opt. Call	BBB+	1,721,769
960	5.000%, 11/15/25	11/24 at 100.00	BBB+	997,594
1,005	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 59.10	Baa2	522,469
	0.000%, 11/15/33 – NPFG Insured
100	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	No Opt. Call	Baa1	100,544
	Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%,
	11/01/20 (AMT)
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital
	Revenue Bonds, Scott & White Healthcare Project, Tender Option Bond Trust 2016-XG0058:
100	22.153%, 8/15/22, 144A (IF) (4)	No Opt. Call	AA–	146,270
155	21.946%, 8/15/24, 144A (IF) (4)	8/23 at 100.00	AA–	254,183
200	22.153%, 8/15/26, 144A (IF) (4)	8/23 at 100.00	AA–	319,514
175	21.905%, 8/15/27, 144A (IF) (4)	8/23 at 100.00	AA–	275,599
1,180	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds,	No Opt. Call	A2	1,356,457
	Senior Lien Series 2008D, 6.250%, 12/15/26
3,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,	12/22 at 100.00	A3	3,182,430
	Series 2012, 5.000%, 12/15/27
360	Texas Public Finance Authority, Revenue Bonds, Texas Southern University Financing	5/21 at 100.00	BBB	371,869
	System, Series 2011, 6.000%, 5/01/23
13,535	Total Texas			14,139,345
	Utah – 0.7% (0.5% of Total Investments)
435	Utah Water Finance Agency, Revenue Bonds, Pooled Loan Financing Program, Series 2017A,	3/27 at 100.00	AA	535,794
	5.000%, 3/01/35
600	Utah Water Finance Agency, Revenue Bonds, Pooled Loan Financing Program, Series 2017C,	3/27 at 100.00	AA	741,558
	5.000%, 3/01/34
1,035	Total Utah			1,277,352
	Virgin Islands – 0.1% (0.1% of Total Investments)
210	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	No Opt. Call	AA	219,694
	Series 2012A, 4.000%, 10/01/22 – AGM Insured
	Virginia – 2.3% (1.8% of Total Investments)
1,340	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds,	7/26 at 100.00	AA	1,587,136
	First Tier Series 2016, 5.000%, 7/01/41 – AGM Insured
535	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Series	No Opt. Call	BBB+	561,285
	2012A, 5.000%, 7/15/21
1,900	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/29 at 100.00	A–	2,105,960
	Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B,
	5.000%, 10/01/47
3,775	Total Virginia			4,254,381

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 1.2% (1.0% of Total Investments)
$ 700	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015A, 5.000%, 4/01/27	10/24 at 100.00	AA–	$ 810,978
1,445	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/28 at 100.00	A1	1,541,656
	Bonds, Series 2018, 5.000%, 7/01/43
2,145	Total Washington			2,352,634
	Wisconsin – 0.3% (0.3% of Total Investments)
	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Tender Option
	Bond Trust 2015-XF0127:
50	20.272%, 10/01/21, 144A (IF) (4)	No Opt. Call	AA–	68,919
100	21.078%, 4/01/23, 144A (IF) (4)	No Opt. Call	AA–	158,735
185	20.696%, 4/01/24, 144A (IF) (4)	4/23 at 100.00	AA–	284,276
100	21.078%, 4/01/25, 144A (IF) (4)	4/23 at 100.00	AA–	152,628
435	Total Wisconsin			664,558
$ 210,805	Total Municipal Bonds (cost $224,194,831)			235,171,291

Shares	Description (1)	Value
	COMMON STOCKS – 2.0% (1.6% of Total Investments)
	Electric Utilities – 2.0% (1.6% of Total Investments)
96,513	Energy Harbor Corp (8), (9), (10)	3,715,750
	Total Common Stocks (cost $2,999,963)	3,715,750
	Total Long-Term Investments (cost $227,194,794)	238,887,041
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (29.2)% (11)	(54,917,131)
	Other Assets Less Liabilities – 2.1%	4,054,314
	Net Assets Applicable to Common Shares – 100%	$ 188,024,224

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)  Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)  For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)  Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)  Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)  Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(8)  Common Stock received as part of the bankruptcy settlement for Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23. Subsequent to the end of the reporting period, the value of this common stock has been adversely impacted as compared to the value reported as of May 31, 2020. See Notes to Financial Statements, Note 9 - Subsequent Events for more information.
(9)   Non-income producing; issuer has not declared a dividend within the past twelve months.
(10)   For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.
(11)    Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 23.0%.
144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT   Alternative Minimum Tax
ETM   Escrowed to maturity.
IF      Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
May 31, 2020

	NID	NIQ
Assets
Long-term investments, at value (cost $822,683,117 and $227,194,794, respectively)	$826,919,350	$238,887,041
Cash	—	425,227
Cash collateral at brokers for investments in futures contracts(1)	256,400	—
Cash collateral at brokers for investments in inverse floating rate transactions(1)	850,000	—
Receivable for:
Interest	13,767,691	3,552,566
Investments sold	1,825,000	695,000
Other assets	52,723	3,831
Total assets	843,671,164	243,563,665
Liabilities
Cash overdraft	5,791,901	—
Floating rate obligations	20,112,000	—
Payable for:
Dividends	1,898,362	441,219
Interest	119,764	—
Variation margin on futures contracts	45,563	—
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs (liquidation preference
$175,000,000 and $55,000,000, respectively)	174,892,065	54,917,131
Accrued expenses:
Management fees	454,301	109,653
Trustees fees	52,128	2,306
Other	140,651	69,132
Total liabilities	203,506,735	55,539,441
Net Assets applicable to common shares	$640,164,429	$188,024,224
Common shares outstanding	46,909,660	13,097,144
Net asset value (“NAV”) per common share outstanding	$13.65	$14.36
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$469,097	$130,971
Paid-in surplus	670,084,824	186,825,698
Total distributable earnings	(30,389,492)	1,067,555
Net assets applicable to common shares	$640,164,429	$188,024,224
Authorized shares:
Common	Unlimited	Unlimited
Preferred	Unlimited	Unlimited

(1) Cash pledged to collateralize the net payment obligations for investments in derivatives and inverse floating rate transactions.

See accompanying notes to financial statements.

Statement of Operations
Year Ended May 31, 2020

	NID	NIQ
Investment Income	$35,438,627	$8,100,137
Expenses
Management fees	5,513,533	1,310,218
Interest expense and amortization of offering costs	4,087,661	1,204,241
Custodian fees	111,143	43,176
Trustees fees	21,554	6,277
Professional fees	58,737	41,416
Shareholder reporting expenses	60,217	21,770
Shareholder servicing agent fees	13,665	13,644
Stock exchange listing fees	13,235	6,881
Investor relations expenses	47,335	14,081
Other	77,886	33,424
Total expenses	10,004,966	2,695,128
Net investment income (loss)	25,433,661	5,405,009
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(3,706,295)	66,415
Futures contracts	(490,137)	—
Swaps	(804,923)	—
Change in net unrealized appreciation (depreciation) of:
Investments	(26,212,399)	217,189
Futures contracts	(12,970)	—
Swaps	502,317	—
Net realized and unrealized gain (loss)	(30,724,407)	283,604
Net increase (decrease) in net assets applicable to common shares from operations	$(5,290,746)	$5,688,613

See accompanying notes to financial statements.

Statement of Changes in Net Assets
	NID		NIQ
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	5/31/20	5/31/19	5/31/20	5/31/19
Operations
Net investment income (loss)	$25,433,661	$25,394,051	$5,405,009	$5,310,515
Net realized gain (loss) from:
Investments	(3,706,295)	947,725	66,415	(873,541)
Futures contracts	(490,137)	—	—	—
Swaps	(804,923)	312,666	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(26,212,399)	28,858,120	217,189	8,808,673
Futures contracts	(12,970)	—	—	—
Swaps	502,317	(789,241)	—	—
Net increase (decrease) in net assets applicable to common shares
from operations	(5,290,746)	54,723,321	5,688,613	13,245,647
Distributions to Common Shareholders
Dividends	(23,923,927)	(23,923,927)	(5,003,109)	(4,852,492)
Decrease in net assets applicable to common shares from distributions
to common shareholders	(23,923,927)	(23,923,927)	(5,003,109)	(4,852,492)
Net increase (decrease) in net assets applicable to common shares	(29,214,673)	30,799,394	685,504	8,393,155
Net assets applicable to common shares at the beginning of period	669,379,102	638,579,708	187,338,720	178,945,565
Net assets applicable to common shares at the end of period	$640,164,429	$669,379,102	$188,024,224	$187,338,720

See accompanying notes to financial statements.

Statement of Cash Flows
Year Ended May 31, 2020

	NID	NIQ
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(5,290,746)	$5,688,613
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(175,177,624)	(34,696,186)
Proceeds from sales and maturities of investments	147,393,521	31,097,284
Payment-in-kind distributions	(6,022)	—
Premiums received (paid) for interest rate swaps	458	—
Taxes paid	(6,372)	(214)
Amortization (Accretion) of premiums and discounts, net	6,231,627	3,287,711
Amortization of deferred offering costs	38,261	27,000
(Increase) Decrease in:
Receivable for interest	115,316	42,087
Receivable for investments sold	1,749,000	215,000
Other assets	(4,209)	382
Increase (Decrease) in:
Payable for interest	(245,339)	(114,747)
Payable for investments purchased – regular settlement	(1,554,435)	—
Payable for variation margin on swap contracts	(52,546)	—
Payable for variation margin on futures contracts	45,563	—
Accrued management fees	(12,788)	(740)
Accrued Trustees fees	4,671	(27)
Accrued other expenses	(11,460)	(88)
Net realized (gain) loss from:
Investments	3,706,295	(66,415)
Paydowns	9	(2,969)
Change in net unrealized appreciation (depreciation) of investments	26,212,399	(217,189)
Net cash provided by (used in) operating activities	3,135,579	5,259,502
Cash Flow from Financing Activities:
Proceeds from borrowings	29,100,000	422,186
(Repayments of) borrowings	(29,100,000)	(422,186)
Increase (Decrease) in cash overdraft	5,791,901	—
Proceeds from floating rate obligations	8,912,000	—
Cash distributions paid to common shareholders	(23,915,008)	(4,953,775)
Net cash provided by (used in) financing activities	(9,211,107)	(4,953,775)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	(6,075,528)	305,727
Cash and cash collateral at brokers at the beginning of period	7,181,928	119,500
Cash and cash collateral at brokers at the end of period	$1,106,400	$425,227
Supplemental Disclosure of Cash Flow Information	NID	NIQ
Cash paid for interest (excluding amortization of offering costs)	$4,294,739	$1,291,989

See accompanying notes to financial statements.

Financial Highlights

Selected data for a common share outstanding throughout each period:

					Less Distributions to
	Investment Operations				Common Shareholders			Common Share
	Beginning	Net	Net		From	From
	Common	Investment	Realized/		Net	Accumulated			Ending
	Share	Income	Unrealized		Investment	Net Realized		Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	NAV	Price
NID
Year Ended 5/31:
2020	$14.27	$0.54	$(0.65)	$(0.11)	$(0.51)	$—	$(0.51)	$13.65	$13.27
2019	13.61	0.54	0.63	1.17	(0.51)	—	(0.51)	14.27	13.38
2018	13.72	0.59	(0.08)	0.51	(0.62)	—	(0.62)	13.61	12.57
2017	14.19	0.63	(0.43)	0.20	(0.67)	—	(0.67)	13.72	13.39
2016	13.72	0.68	0.47	1.15	(0.68)	—	(0.68)	14.19	13.68
NIQ
Year Ended 5/31:
2020	14.30	0.41	0.03	0.44	(0.38)	—	(0.38)	14.36	13.89
2019	13.66	0.41	0.60	1.01	(0.37)	—	(0.37)	14.30	13.26
2018	13.95	0.45	(0.28)	0.17	(0.46)	—	(0.46)	13.66	12.52
2017	14.30	0.49	(0.33)	0.16	(0.51)	—	(0.51)	13.95	13.15
2016	13.69	0.53	0.66	1.19	(0.58)	—	(0.58)	14.30	13.53

	AMTP Shares		VMTP Shares
	at the End of Period		at the End of Period
	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage
	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share
NID
Year Ended 5/31:
2020	$175,000	$465,808	$ —	$ —
2019	175,000	482,502	—	—
2018	175,000	464,903	—	—
2017	—	—	175,000	467,902
2016	—	—	175,000	480,319
NIQ
Year Ended 5/31:
2020	55,000	441,862	—	—
2019	55,000	440,616	—	—
2018	55,000	425,356	—	—
2017	—	—	55,000	432,163
2016	—	—	55,000	440,588

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)
	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses	Income (Loss)	Rate(c)
(0.83)%	2.97%	$640,164	1.51%	3.83%	17%
8.80	10.80	669,379	1.59	3.95	13
3.75	(1.56)	638,580	1.48	4.35	19
1.49	2.84	643,828	1.32	4.61	19
8.66	15.59	665,559	1.20	4.96	10
3.11	7.70	188,024	1.43	2.86	13
7.54	9.06	187,339	1.55	2.96	20
1.21	(1.37)	178,946	1.41	3.24	10
1.20	1.06	182,690	1.28	3.55	8
8.85	13.26	187,323	1.20	3.83	7

(a)  Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
(b)  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
• The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives, where applicable, as follows:
NID		NIQ
Year Ended 5/31:		Year Ended 5/31:
2020	0.62%	2020	0.64%
2019	0.69	2019	0.74
2018	0.57	2018	0.61
2017	0.42	2017	0.47
2016	0.30	2016	0.38

(c)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Notes to Financial Statements
1. General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
• Nuveen Intermediate Duration Municipal Term Fund (NID)
• Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NID and NIQ were organized as Massachusetts business trusts on September 11, 2012 and December 11, 2012, respectively. NID and NIQ each have a term of ten years and intend to liquidate and distribute their net assets to shareholders on or before March 31, 2023 and June 30, 2023, respectively.
The end of the reporting period for the Funds is May 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2020 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities.
ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Funds’ financial statements.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
3. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds’ investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Notes to Financial Statements (continued)
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued, at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
NID	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Municipal Bonds*	$—	$789,783,051	$144,267	**	$789,927,318
Common Stocks	—	36,992,032	—		36,992,032
Investments in Derivatives:
Futures Contracts***	(12,970)	—	—		(12,970)
Total	$(12,970)	$826,775,083	$144,267		$826,906,380

NIQ
Long-Term Investments:
Municipal Bonds*	$—	$235,171,291	$—		$235,171,291
Common Stocks	—	3,715,750	—		3,715,750
Total	$—	$238,887,041	$—		$238,887,041

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	NID	NIQ
Floating rate obligations: self-deposited Inverse Floaters	$20,112,000	$—
Floating rate obligations: externally-deposited Inverse Floaters	185,060,000	48,320,000
Total	$205,172,000	$48,320,000

Notes to Financial Statements (continued)
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	NID	NIQ
Average floating rate obligations outstanding	$16,362,273	$—
Average annual interest rate and fees	1.86%	—%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations – Recourse Trusts	NID	NIQ
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$20,112,000	$—
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	185,060,000	48,320,000
Total	$205,172,000	$48,320,000
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:
	NID	NIQ
Purchases	$175,177,624	$34,696,186
Sales and maturities	147,393,521	31,097,284

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when issued/ delayed-delivery purchase commitments. If the Funds have outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, NID invested in interest rate futures to manage the duration of its portfolio by shorting interest rate futures contracts.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:
NID
Average notional amount of futures contracts outstanding*	$2,179,406

*
The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying	Derivative
Risk Exposure	Instrument	Location	Value	Location	Value
NID
Interest rate	Futures contracts	—	$ —	Payable for	$(12,970)
variation margin on
futures contracts*

*
Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the daily asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Change in Net
		Net Realized	Unrealized Appreciation
Underlying	Derivative	Gain (Loss) from	(Depreciation) of
Risk Exposure	Instrument	Futures Contracts	Futures Contracts
Interest rate	Futures contracts	$(490,137)	$(12,970)

Notes to Financial Statements (continued)
Interest Rate Swap Contracts
Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).
The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.
Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”
Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.
The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.
During the current fiscal period, NID used duration shortening forward interest rate swap contracts to help maintain the Fund’s ten-year duration mandate.
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:
NID
Average notional amount of interest rate swap contracts outstanding*	$2,480,000
* The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Change in Net
			Net Realized	Unrealized Appreciation
	Underlying	Derivative	Gain (Loss) from	(Depreciation) of
Fund	Risk Exposure	Instrument	Swaps	Swaps
NID	Interest rate	Swaps	$(804,923)	$502,317

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
Common Share Transactions
The Funds did not have any transactions in common shares during current and prior fiscal period.
Preferred Shares
Adjustable Rate MuniFund Term Preferred Shares
The Funds have issued and have outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, details of each Fund’s AMTP Shares outstanding were as follows:

				Liquidation
				Preference,
		Shares	Liquidation	net of deferred
Fund	Series	Outstanding	Preference	offering cost
NID	2023	1,750	$175,000,000	$174,892,065
NIQ	2023	550	$ 55,000,000	$ 54,917,131
Each Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of each Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and each Fund. From time-to-time the majority owner may propose to each Fund an adjustment to the dividend rate. Should the majority owner and the Funds fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Funds will be required to redeem all outstanding shares upon the end of a notice period.
In addition, the Funds may be obligated to redeem a certain amount of the AMTP Shares if the Funds fail to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for each Fund’s AMTP Shares are as follows:
	Notice		Term	Premium
Fund	Period	Series	Redemption Date	Expiration Date
NID	360-day	2023	March 31, 2023*	August 31, 2018
NIQ	360-day	2023	June 30, 2023*	August 31, 2018

*	Subject to early termination by either the Fund or the holder.

Notes to Financial Statements (continued)
The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for the Funds during the current fiscal period were as follows:
	NID	NIQ
Average liquidation preference of AMTP Shares outstanding	$175,000,000	$55,000,000
Annualized dividend rate	2.15%	2.15%

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.
AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Costs incurred in connection each Fund’s offering of AMTP Shares were recorded as deferred charges, which are amortized over the life of the shares and are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
Preferred Share Transactions
The Funds did not have any transactions in preferred shares during the current or prior fiscal period.
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of May 31, 2020.
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.
	NID	NIQ
Tax cost of investments	$802,845,945	$227,151,085
Gross unrealized:
Appreciation	$36,673,865	$13,609,828
Depreciation	(32,725,349)	(1,873,872)
Net unrealized appreciation (depreciation) of investments	$3,948,516	$11,735,956

Permanent differences, primarily due to taxable market discount, treatment of notional principal contracts, federal taxes paid, paydowns and nondeductible offering costs, resulted in reclassifications among the Funds’ components of net assets as of May 31, 2020, the Funds’ tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2020, the Funds’ tax year end, were as follows:
	NID	NIQ
Undistributed net tax-exempt income[1]	$3,566,224	$869,397
Undistributed net ordinary income[2]	196,564	125,834
Undistributed net long-term capital gains	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2020, and paid on June 1, 2020.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended May 31, 2020 and May 31, 2019 was designated for purposes of the dividends paid deduction as follows:

2020	NID	NIQ
Distributions from net tax-exempt income[3]	$23,750,762	$4,998,837
Distributions from net ordinary income[2]	173,165	4,272
Distributions from net long-term capital gains	—	—

2019	NID	NIQ
Distributions from net tax-exempt income	$27,692,217	$6,154,101
Distributions from net ordinary income[2]	563,597	32,789
Distributions from net long-term capital gains	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year May 31, 2020, as Exempt Interest Dividends.
As of May 31, 2020, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	NID	NIQ
Not subject to expiration:
Short-term	$20,019,259	$8,007,051
Long-term	16,087,876	3,191,632
Total	$36,107,135	$11,198,683

During the Funds’ tax year ended May 31, 2020, NIQ utilized $75,009 of its capital loss carryforward.

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
	NID	NIQ
Average Daily Managed Assets*	Fund-Level Fee Rate	Fund-Level Fee Rate
For the first $125 million	0.4000%	0.3000%
For the next $125 million	0.3875	0.2875
For the next $250 million	0.3750	0.2750
For the next $500 million	0.3625	0.2625
For the next $1 billion	0.3500	0.2500
For the next $3 billion	0.3250	0.2250
For managed assets over $5 billion	0.3125	0.2125

Notes to Financial Statements (continued)
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of May 31, 2020, the complex-level fee for each Fund was 0.1587%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the following Fund engaged in inter-fund trades pursuant to these procedures as follows:

Cross-Trades	NID
Purchases	$—
Sales	1,479,296

8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.465 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:

	NID	NIQ
Maximum outstanding balance	$18,800,000	$422,186
During each Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	NID	NIQ
Utilization period (days outstanding)	15	2
Average daily balance outstanding	$10,586,667	$422,186
Average annual interest rate	2.44%	2.76%
Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
9. Subsequent Events
Committed Line of Credit
During June 2020, the Participating Funds renewed the standby credit facility through June 2021. In conjunction with this renewal the commitment amount decreased from $2.65 billion to $2.405 billion and the interest rate increased from LIBOR plus 1.00% to LIBOR plus 1.25%. The Participating Funds also incurred a 0.10% upfront fee. All other terms remain unchanged.
Energy Harbor Common Stock Decline
Subsequent to the end of the reporting period, the value of Energy Harbor (the “Company”) fell sharply after federal authorities charged certain Ohio politicians and lobbyists with having accepted large payments from an unnamed company (which was easily identifiable as Energy Harbor’s pre-bankruptcy parent, FirstEnergy Corp.) in what was alleged to be a corrupt scheme to adopt legislation that would benefit that parent company. As of May 31, 2020, each Fund held shares of common stock in the Company. At the time of issuance of these financial statements, the value of the common stock has been adversely impacted as compared to the value reported in the Portfolio of Investments as of May 31, 2020. Management continues to monitor and evaluate this situation.

Additional Fund Information (Unaudited)
Board of Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone
Terence J. Toth	Margaret L Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street	200 East Randolph Street	Company, N.A.
Boston, MA 02111	Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.
	NID	NIQ
Common shares repurchased	—	—
FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)
■ Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
■ Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.
■ Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in a fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
■ Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indices.
■ Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
■ Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
■ Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
■ Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■ Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
■ Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

Glossary of Terms Used in this Report (Unaudited) (continued)
■ Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.
■ S&P Intermediate Duration Municipal Yield Index: An unleveraged, market value-weighted index that tracks both the investment grade municipal bond market and the high yield municipal bond market in the duration ranges of short duration: 1 to 12 years maturity range and long duration: 1 to 17 years maturity range. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■ S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume investment of distributions, but do not reflect any applicable sales charges or management fees.
■ S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturity dates between 3 and 14.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■ Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
■ Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process (Unaudited)
At a meeting held on May 19-21, 2020 (the “May Meeting”), the Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; overall market and regulatory developments; the management of leverage financing; and the secondary market trading of the closed-end funds and any actions to address discounts.
In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends,

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers); and providing leverage, capital and distribution management services.
The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:
•  Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; reviewing and updating investment policies and benchmarks; and integrating certain investment teams and changing the portfolio managers serving various funds;
•  Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•  Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;
•  Risk Management and Valuation Services - continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;
•  Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•  Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•  Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;

•  Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds; and
•  with respect specifically to closed-end funds, such initiatives also included:
••   Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, managing leverage exposure and costs through various providers, and managing and adapting tender option bond structures to comply with regulations and developing further relationships with leverage providers;
••   Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts through shelf offerings, share repurchases as appropriate to address discounts, tender offers and capital return programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and
••   Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.
The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade is reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year.
In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.
The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Intermediate Duration Municipal Term Fund, the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended December 31, 2019, the Fund ranked in the first quartile of its Performance Peer Group for the three-year period ended December 31, 2019 and the second quartile of its Performance Peer Group for the five-year period ended December 31, 2019. The Fund also outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended March 31, 2020, the Fund ranked in the second quartile for the three- and five-year periods ended March 31, 2020. Although the Fund’s performance was also below the performance of its benchmark for the one- and three-year periods ended March 31, 2020, the Fund outperformed the performance of its benchmark for the five-year period ended March 31, 2020. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. The Board was satisfied with the overall performance of the Fund.
For Nuveen Intermediate Duration Quality Municipal Term Fund, the Board noted that the Fund ranked in the second quartile of its Performance Peer Group for the one- and five-year periods ended December 31, 2019 and first quartile for the three-year period ended December 31, 2019. The Fund also outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020 and although the Fund’s performance was below the performance of its benchmark for the one-year period ended March 31, 2020, the Fund outperformed its benchmark for the three- and five-year periods ended March 31, 2020. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. The Board was satisfied with the overall performance of the Fund.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Independent Board Members noted that the Funds had net management fees and net expense ratios below their respective peer averages.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the

Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.
As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to the Nuveen closed-end funds, the Board noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member
Independent Board Members:

■ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director,
1959			Quality Control Corporation (since 2012); member: Catalyst Schools of
333 W. Wacker Drive	Chairman and	2008	Chicago Board (since 2008) and Mather Foundation Board (since 2012),	154
Chicago, IL 6o6o6	Board Member	Class II	and chair of its Investment Committee; formerly, Director, Fulcrum IT
Services LLC (2010- 2019); formerly, Director, Legal & General Investment
Management America, Inc. (2008-2013); formerly, CEO and President,
Northern Trust Global Investments (2004-2007): Executive Vice President,
Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly,
Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust
Global Investments Board (2004-2007), Northern Trust Japan Board
(2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern
Trust Hong Kong Board (1997-2004).

■ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, a private philanthropic corporation; Director and Chairman,
333 W. Wacker Drive	Board Member	1999	United Fire Group, a publicly held company; Director, Public Member,	154
Chicago, IL 6o6o6		Class III	American Board of Orthopaedic Surgery (since 2015); Life Trustee of
Coe College and the Iowa College Foundation; formerly, President
Pro-Tem of the Board of Regents for the State of Iowa University System;
formerly, Director, Alliant Energy and The Gazette Company; formerly,
Director, Federal Reserve Bank of Chicago; formerly, President and Chief
Operating Officer, SCI Financial Group, Inc., a regional financial services firm.

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director
333 W. Wacker Drive	Board Member	2003	(2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc.,	154
Chicago, IL 6o6o6		Class I	The International Business Honor Society; formerly, Director (2004-2018)
of Xerox Corporation; Dean and Distinguished Professor of Finance,
School of Business at the University of Connecticut (2003-2006); previously,
Senior Vice President and Director of Research at the Federal Reserve Bank
of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research
Center at Georgetown University.

■ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a
1952			management consulting firm (since 2012); formerly, Chairman (2019),
333 W. Wacker Drive	Board Member	2016	and Director (2012-2019), USA Technologies, Inc., a provider of	154
Chicago, IL 6o6o6		Class III	solutions and services to facilitate electronic payment transactions;
formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant
(2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing
Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One
Point Services at One Point Communications (1999- 2000); formerly,
Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer
(1995-1996) of Zenith Electronics Corporation.

Board Members & Officers (Unaudited) (continued)
Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member
Independent Board Members (continued):

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (since 2008), a private firm
1962			which develops branding, marketing and communications strategies for
333 W. Wacker Drive	Board Member	2013	clients; served on The President’s Council of Fordham University (2010-	154
Chicago, IL 6o6o6		Class II	2019) and previously a Director of the Curran Center for Catholic
American Studies (2009- 2018); formerly, senior external advisor to the
Financial Services practice of Deloitte Consulting LLP. (2012-2014); former
Chair of the Board of Trustees of Marian University (2010-2014 as trustee,
2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO
Bank N.V., North America, and Global Head of the Financial Markets
Division (2007-2008), with various executive leadership roles in ABN
AMRO Bank N.V. between 1996 and 2007.

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013); formerly, Board Member,
1947			U.S. Endowment for Forestry and Communities (2013-2019); formerly,
333 W. Wacker Drive	Board Member	1997	Executive Director (1994-2012), Gaylord and Dorothy Donnelley	154
Chicago, IL 6o6o6		Class I	Foundation; prior thereto, Executive Director, Great Lakes Protection
Fund (1990-1994).

■ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017);
1947			and C2 Options Exchange, Incorporated (2009-2017); former Director,
333 W. Wacker Drive	Board Member	2007	Cboe, Global Markets, Inc., formerly, CBOE Holdings, Inc. (2010-May	154
Chicago, IL 6o6o6		Class I	2020); formerly, Commissioner, New York State Commission on Public
Authority Reform (2005-2010).

■ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian	154
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,
Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions
Group) (2005-2014); Member of the Board of Trustees of New
York-Presbyterian Hospital (since 2005); Member (since 2004) and
Chair (since 2015) of the Board of Trustees of The John A. Hartford
Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.

■ ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (2010-2016); formerly, President and Principal
333 W. Wacker Drive	Board Member	2017	Executive Officer (2013-2016), and Senior Vice President and Chief	154
Chicago, IL 6o6o6		Class II	Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc.
(formerly, JPMorgan Funds Management, Inc. and formerly, One Group
Administrative Services) and JPMorgan Distribution Services, Inc.
(formerly, One Group Dealer Services, Inc.) (1999-2017).

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds:

■ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director
1962	Chief		(2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since
333 W. Wacker Drive	Administrative	2007	2017), formerly, Managing Director (2014-2017) of Nuveen Fund
Chicago, IL 6o6o6	Officer		Advisors, LLC.

■ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President
1979			(2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing
333 W. Wacker Drive	Vice President	2016	Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Chicago, IL 6o6o6	and Treasurer

■ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President
1970	Chief Compliance		(2008-2017) of Nuveen.
333 W. Wacker Drive	Officer and	2003
Chicago, IL 6o6o6	Vice President

■ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of
1963			Nuveen (since 2006), Vice President prior to 2006.
333 W. Wacker Drive	Vice President	2015
Chicago, IL 6o6o6

■ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President
1961			(2014-2017) of Nuveen Securities, LLC.
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

■ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director
1974			(since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment
333 W. Wacker Drive	Vice President	2019	Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017);
Chicago, IL 6o6o6			Chartered Financial Analyst and Certified Financial Risk Manager.

■ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior
1963			Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief
8500 Andrew Carnegie Blvd.	Vice President	2019	Investment and Model Risk Officer, Wealth & Investment Management Division,
Charlotte, NC 28262			Wells Fargo Bank (NA) (from 2013-2019).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued):

■ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel
1966	Vice President		(since 2016) of Nuveen Investments, Inc., formerly, Executive Vice
333 W. Wacker Drive	and Assistant	2007	President (2016-2017) and Managing Director and Assistant Secretary
Chicago, IL 6o6o6	Secretary		(2008-2016); Senior Managing Director (since 2017) and Assistant
Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive
Vice President (2016-2017) and Managing Director (2008-2016); Senior
Managing Director (since 2017), Secretary (since 2016) and Co-General
Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive
Vice President (2016-2017), Managing Director (2008-2016) and Assistant
Secretary (2007-2016); Senior Managing Director (since 2017), Secretary
(since 2016) and Associate General Counsel (since 2011) of Nuveen Asset
Management, LLC, formerly Executive Vice President (2016-2017) and
Managing Director and Assistant Secretary (2011- 2016); Senior Managing
Director (since 2017) and Secretary (since 2016) of Nuveen Investments
Advisers, LLC, formerly Executive Vice President (2016- 2017); Vice President
(since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of
NWQ Investment Management Company, LLC, Symphony Asset
Management LLC, Santa Barbara Asset Management, LLC and Winslow
Capital Management, LLC (since 2010). Senior Managing Director (since 2017)
and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

■ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at
1973			Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC
8500 Andrew Carnegie Blvd.	Vice President	2019	(since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF
Charlotte, NC 28262			Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual
Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA
Separate Account VA-1 and the CREF Accounts; has held various positions with
TIAA since 2004.

■ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director
1966			(2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC
333 W. Wacker Drive	Vice President	2018	and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017),
Chicago, IL 60606			formerly, Managing Director (2016-2017), Senior Vice President (2010-2016)
of Nuveen, has held various positions with Nuveen since 1991.

■ DEANN D. MORGAN			Executive Vice President, Global Head of Product at Nuveen (since November
1969			2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since March 2020);
100 Park Avenue	Vice President	2020	Managing Member MDR Collaboratory LLC (since 2018); Managing Director,
New York, NY 10016			Head of Wealth Management Product Structuring & COO Multi Asset Investing,
The Blackstone Group (2013-2017).

■ MICHAEL A. PERRY			Executive Vice President (since 2017), previously Managing Director
1967			from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative
333 W. Wacker Drive	Vice President	2017	Investments, LLC; Executive Vice President (since 2017), formerly,
Chicago, IL 6o6o6			Managing Director (2015-2017), of Nuveen Securities, LLC; formerly,
Managing Director (2010-2015) of UBS Securities, LLC.

■ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen
1971	Vice President		Securities, LLC; Managing Director (since 2017), formerly, Senior
333 W. Wacker Drive	and Assistant	2008	Vice President (2016-2017), Co-General Counsel (since 2019) and
Chicago, IL 6o6o6	Secretary		Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC;
Managing Director (since 2017), formerly, Senior Vice President
(2012-2017) and Associate General Counsel (since 2016), formerly,
Assistant General Counsel (2008-2016) of Nuveen.

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued):

■ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President
1975			(2016-2017) and Vice President (2011-2016) of Nuveen.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

■ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC
1973	Vice President		(since 2019), formerly, Managing Director; Senior Managing Director
TIAA	and Controller	2019	(since 2019), Nuveen Fund Advisers, LLC; Principal Financial Officer,
730 Third Avenue			Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds,
New York, NY 10017			the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer
(since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration
(2014-2015); has held various positions with TIAA since 2006.

■ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since
1968	Vice President		2008); Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC
333 W. Wacker Drive	and Assistant	2008	(since 2019); Vice President (since 2010) and Associate General Counsel
Chicago, IL 60606	Secretary		(since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen
1956	Vice President		Securities, LLC; Managing Director (since 2004) and Assistant Secretary
333 W. Wacker Drive	Secretary	1988	(since 1994) of Nuveen Investments, Inc.; Managing Director (since
Chicago, IL 60606			2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011)
of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and
Associate General Counsel of Nuveen Asset Management, LLC (since 2011);
Vice President (since 2017), formerly, Managing Director (2003-2017) and
Assistant Secretary (since 2003) of Symphony Asset Management LLC;
Managing Director and Assistant Secretary (since 2002) of Nuveen Investments
Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment
Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC
(since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered
Financial Analyst.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds
Nuveen Securities, LLC member of FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-B-0520D 1234510-INV-Y-07/21

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Intermediate Duration Quality Municipal Term Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
May 31, 2020	$28,450	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

May 31, 2019	$27,900	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
May 31, 2020	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
May 31, 2019	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
May 31, 2020	$ 0	$ 0	$ 0	$ 0
May 31, 2019	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale and Carole E. Stone, Chair.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individual at the Sub-Adviser (the “Portfolio Manager”) has primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Daniel J. Close, CFA, Managing Director of Nuveen Asset Management, is the lead portfolio manager for Nuveen Asset Management’s taxable municipal strategies.  He manages several state-specific municipal bond strategies and related institutional portfolios.  He also serves as portfolio manager for national closed-end funds.  He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Daniel J. Close	Registered Investment Company	12	$6.84 billion
	Other Pooled Investment Vehicles	14	$3.80 billion
	Other Accounts	33	$7.14 billion
*	Assets are as of May 31, 2020. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.
With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.
Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.
Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio manager’s compensation is as follows:
Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.
Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.
Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.
Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.
Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.
There are generally no differences between the methods used to determine compensation with respect to the Funds and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NIQ SECURITIES AS OF MAY 31, 2020

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Daniel J. Close	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Intermediate Duration Quality Municipal Term Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: August 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: August 6, 2020

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: August 6, 2020